CARILLON FUND, INC.
ANNUAL REPORT - A MESSAGE FROM THE PRESIDENT

December 31, 1997

We are pleased to present the 1997 Carillon Fund, Inc. Annual Report. In comparison with our benchmark, it was a mixed year of investment performance for the Carillon funds, after having had an excellent year in 1996. The 1997 returns were all in positive territory, but were not up to our standards in several cases. We look for improvement in relative performance, particularly from our Capital Portfolio during 1998.

Economy and Financial Markets

The U.S. economy continued to display strength in 1997 with better than a 3.5 percent rate of growth. The strong economy aided corporate earnings reports which showed generally strong results. Lower inflation numbers also were recorded in 1997, as the Consumer Price Index came in below 2 percent for the year. Despite rising labor costs, American businesses were able to squeeze enough productivity out of their assets and employees to produce this period of improving profits without significantly raising consumer prices.

This confluence of rising profits and low inflation produced outstanding conditions for America's financial markets as both stocks and bonds rewarded investors with favorable results. Larger capitalization stocks turned out to be the major beneficiaries as indexes of larger stocks outpaced those of smaller ones by 10 percent or more as investors apparently sought safety and liquidity perceived to be available in larger, more familiar corporations. The stock market suffered two periods of decline during the year. The first occurred in the spring when investors feared the strong economy would raise interest rates, and the second in the fall when Asian stock market meltdowns and currency devaluations shook the world's financial markets. The Asian threat was the more serious one as it contained the potential for intensified global competition that could severely pressure the record level of U.S. corporate profits.

The bond market produced a strong showing in 1997 following a shaky start that included concerns the economy was overheating and the Federal Reserve Board would increase short-term interest rates several times. A rollicking rally developed in April and continued during the remainder of 1997 when short-term rates did not increase, the inflation rate decreased, and investors sought the safety of U.S. Government bonds during the last quarter due to Asian financial turmoil.

Valuation Levels

We believe the stock market continues to be substantially overpriced compared with historical valuation levels. Ratios of stock prices to earnings, cash flow, sales, Gross Domestic Product, book value, replacement cost, dividends, or any other fundamental measure that has ever shown much of a positive correlation to long-term stock prices are at all-time highs. This overvaluation should restrain future stock market advances, and the market's value should return closer to historical norms sometime during the late 1990s. However, since it is difficult to know the exact timing of a return to a long-term, historical valuation level, the bullish run in stocks may not be completely over. Bond prices seem more closely aligned with longer-term economic and inflationary conditions and should continue to produce modest returns close to their interest rate levels.

Outlook

While all stocks are at historically high levels of valuation, I believe smaller stocks represent better relative value than larger stocks. Smaller stocks are less fully valued in relation to their growth prospects and they have less exposure to international growth and currency fluctuations. The Equity Portfolio remains, as always, substantially invested in stocks. However, security selection remains targeted at smaller, highly profitable companies selling at reasonable prices (such as the oil service companies) and is looking at stocks in developing country markets where prices have fallen to more attractive levels. The Capital Portfolio maintains a conservative posture toward stocks due to overall valuation levels, but has exposure to real estate investment trusts, oil service stocks, and selective foreign stocks, and keeps a healthy cash position available to invest at the lower stock prices we see ahead. Corporate earnings remain the key to this stock market's advance and will be watched closely. Any overall reduction in earnings would be devastating for a market so richly valued.

Individual Portfolio reports are included within this report. Carillon Advisers is determined to provide excellent money management and service related to all portfolios. We want each Contract Owner to feel confident that investing with Carillon Fund, Inc. is a prudent, long-term decision.

Sincerely,

/s/ George L. Clucas

George L. Clucas, President
January 26, 1998

This report has been prepared for the information of Contract owners and is not authorized for distribution to prospective purchasers of contracts unless it is preceded or accompanied by an effective prospectus for Carillon Fund, Inc.

EQUITY PORTFOLIO

Large capitalization stocks as measured by the S&P 500 Stock Index were the big winners during 1997, while smaller company stocks as measured by the Nasdaq Composite and Russell 2000 Index significantly trailed their returns for the year. This market divergence was primarily responsible for the Equity Portfolio's underperformance for the period. However, our Equity Portfolio did perform in line with these small capitalization indices for the year aided by the good performance of financial service issues, oilfield service stocks, and several of the fund's largest positions.

Morningstar, Inc. assigned the Equity Portfolio a composite rating of *** (three stars) as of December 31, 1997, signifying average performance for the 1682 funds in its category (see following page). The following table illustrates the Equity Portfolio's ranking based on total return as surveyed by Lipper Analytical Variable Insurance Products Performance Analysis Service Underlying Funds Report.

      Lipper Growth Fund Rankings as of December 31, 1997
                                      1-Year  3-Year  5-Year 10-Year
Carillon Equity Portfolio Ranking   100     68     25     24
Total Number of Funds Ranked        127     97     55     38

Past performance is no guarantee of future results.

The Equity Portfolio continued to add to its holdings of companies with above-average returns on equity, favorable historic sales and earnings growth, and strong balance sheets whose stocks sell at low price-earnings ratios. After three spectacular years of stock market advances, 1998 could well be a difficult year as the infection spreads from Asian economies and markets. Our stock selections favor small capitalization issues which are less than fully valued in relation to their growth rates and have little exposure to international turmoil. Oilfield service stocks continue to represent an important theme in the Portfolio based upon our positive outlook for natural gas prices, increased drilling and production activity, and a supply/demand imbalance for industry equipment and labor. New purchases were made in this sector toward the end of the year as the group corrected in sympathy with lower oil and gas commodity prices. The companies in which the Equity Portfolio is invested have experienced stronger sales and income growth than the market and sell at lower valuations -- characteristics which we believe will be rewarded with higher stock prices.

   Comparison of Change in Value of $10,000 Investment

THE FOLLOWING LINE GRAPH DOES NOT REFLECT SEPARATE ACCOUNT
EXPENSES

(This line graph compares Carillon Equity Portfolio on an annual basis with S&P 500 Stock Index and Consumer Price Index for the period December 31, 1987 through December 31, 1997. The following table appears at the upper left of the graph.)

1 Year        5 Year        10 Year
20.56%        17.60%        16.38%

Past performance is not predictive of future results.

Carillon Fund, Inc.
EQUITY PORTFOLIO

Summary
---------------------------------------------------------
OBJECTIVE: Seeks long-term appreciation of capital by investing in common stocks and other equity securities with values
            that are, at present, not fully recognized by the market.

STRATEGY:   The Equity Portfolio will remain in a highly
invested
            position ranging from 86% to 98%. The cash position
will
            be held in highly liquid money market instruments to
meet
            redemptions and to provide cash for future stock purchases as new opportunities arise.

INCEPTION:  August 15, 1984

MANAGERS:   George Clucas; Michelle Stevens
---------------------------------------------------------
Highlights
On December 31, 1997, the Equity Portfolio had net assets of
$335,627,460 and diversified holdings of:

                 Common Stocks     90.6%
          Short-Term and Other      9.4%

As an investor in the Carillon Equity Portfolio, for every $1 you had invested on December 31, 1997, your fund owned:

(the following percentages are graphically represented as portions of a dollar bill)

Real Estate           11%
Financials            12.2%
Consumer Nondurable    8.9%
Consumer Cyclical     13%
Capital Goods          4.3%
Technology             6.4%
Energy/Utilities      14.4%
Manufacturing         14.2%
Short-Term and Other   9.4%
Transportation         5.2%
Service                1.0$

Top Ten Holdings
 1. Lindsay Manufacturing Company
 2. ICN Pharmaceuticals Incorporated
 3. FPIC Insurance Group, Inc.
 4. YPS S.A. Sponsored ADR
 5. Comair Holdings Incorporated
 6. Carbide Graphite Group, Inc.
 7. Vtech Holdings Limited
 8. Jefferies Group, Inc.
 9. York Group Incorporated
10. Raymond James Financial Corp.

Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted-average of the three (three stars shown in parentheses), five (four stars shown in parentheses) and ten (three stars shown in parentheses) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

Carillon Fund, Inc.
CAPITAL PORTFOLIO

The Capital Portfolio faced a challenging year in 1997 as most of the fund's long term investment principles worked against performance for the period. The following factors contributed to the Portfolio's below average performance: an underweighted position in equities, the small capitalization bias of the fund's stock holdings, diversification including Real Estate Investment Trusts and precious metal issues, and exposure to out-of-favor international markets. However, we believe that the investment tenets of buying inexpensive foreign stock markets based upon long-term market valuation techniques, buying individual stocks that are attractively priced relative to their growth rates, and using portfolio diversification to reduce overall risk while enhancing return continue to be at the core of an effective long-term investment strategy. As such, we remain confident that this fund will provide good risk-adjusted returns over a full economic cycle and look forward to providing improved relative performance in 1998.

Morningstar, Inc. assigned the Capital Portfolio a composite rating of ** (two stars) as of December 31, 1997, for the 3277 funds in its category (see following page). The following table illustrates the Capital Portfolio's ranking based on total return as surveyed by Lipper Analytical Variable Insurance Products Performance Analysis Service Underlying Funds Report.

       Lipper Flexible Fund Rankings as of December 31, 1997
                                       1-Year  3-Year  5-Year
Carillon Capital Portfolio Ranking       84      63      51
Total Number of Funds Ranked             84      66      55

Past performance is no guarantee of future results.

The Capital Portfolio is a professionally managed asset allocation fund that shifts assets among stocks, bonds, and money market instruments to take advantage of opportunities that the portfolio manager believes will yield the most desirable returns. The table on the following page highlights the allocation of fund assets at December 31, 1997, six months ago, one year ago and at a long-term normal portfolio allocation.

The combination of continued strength in the U. S. economy, low inflation, good corporate profitability and falling interest rates allowed the U.S. stock market to reach record levels in 1997. However, the domestic stock market is the most richly valued in the twentieth century, including 1926, 1966, and 1987. We believe that the collapse of Asian financial markets will negatively impact U.S. corporate profitability, which has been the underpinning of this great bull market. Intensified global competition, reduced earnings from foreign subsidiaries, lower exports, no pricing power, and a growing distrust of the safety of financial markets could visit U.S. shores this year. As a result, the Capital Portfolio remains conservatively positioned. New stock purchases during the period centered on foreign and energy-related securities which we believe represent better relative value than most domestic stocks. The Portfolio's bond allocation remains higher than normal due to the relative attractiveness of fixed income securities and continues to possess a shorter-than-average duration.


Comparison of Change in Value of $10,000 Investment

THE FOLLOWING LINE GRAPH DOES NOT REFLECT SEPARATE ACCOUNT
EXPENSES

(This line graph compares Carillon Capital Portfolio on an annual basis with S&P 500 Stock Index, Lehman Aggregate Bond Index and Consumer Price Index for the period May 1, 1990 through December 31, 1997. The following table appears at the upper left of the graph.)

Carillon Capital Portfolio Average Annual Total Return
1 Year       5 Year       Since Inception
7.40%        9.93%        10.65%

Past performance is not predictive of future results

Carillon Fund, Inc.
CAPITAL PORTFOLIO

Summary
---------------------------------------------------------
OBJECTIVE: Seeks high total return by investing in a mix of
           stocks, bonds and money market securities at the discretion of the portfolio manager.

STRATEGY:  When the investment climate is near long-term
           historical relationships, the portfolio will allocate its assets approximately 63% stocks, 30% bonds, and 7% money market instruments. As market conditions dictate, the Capital Portfolio repositions its asset mix to take advantage of existing opportunities.

INCEPTION: May 1, 1990

MANAGER:   George Clucas
---------------------------------------------------------
Highlights
On December 31, 1997, the Capital Portfolio had net assets of
$148,832,791 and diversified holdings of:

                            12/31/97  12/31/96  Long-Term
            Common Stocks    38.4%     34.4%       63%
          Bonds and Notes    39.5%     4.05%       30%
     Short-Term and Other    22.1%     25.1%        7%

As an investor in the Carillon Capital Portfolio, for every $1 you had invested on December 31, 1997, your fund owned:

(the following percentages are graphically represented as portions of a dollar bill)

U.S. Stocks                                  30.6%
International Stocks                          7.1%
Precious Metals Related Stocks                0.9%
U.S. Government and Agency Securities        28.3%
Corporate Bonds                               9.9%
Short-Term and Other                         21.8%
Private Collateralized Morgtgage Obligations  1.4%

Top Ten Holdings
 1. Lindsay Manufacturing Company
 2. Hypevion 1999 Term Trust
 3. YPF S.A. Sponsored ADR
 4. FPIC Insurance Group Incorporated
 5. Nortwest Pipe Company
 6. Giant Industries Incorporated
 7. York Group Incorporated
 8. Trico Marine Services Incorporated
 9. Bway Corporation
10. Merry Land and Investment Company

Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted-average of the three (three stars shown in parentheses), and five (two stars shown in parentheses) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). The top ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars, the following 22.5% get 2 stars, and the bottom 10% receive one star.

Carillon Fund, Inc.
BOND PORTFOLIO

The year 1997 turned out to be another banner year for fixed income investors as long-term Treasury bond yields moved below 6 percent for the first time since late 1993. There were various influences on the bond market during the year:
1) The Federal Reserve, concerned about the strengthening economy and the tightening labor market, raised the Fed funds rate one-quarter percentage point March 20, to 5.50 percent.
2) Inflationary expectations, a strong economy, and fears of further Fed tightening moves pushed long-term Treasury bonds to their highest level of 7.17 percent on April 14. The stock market sell-off coincided with the bond sell-off, and both turned higher simultaneously. Continuing disinflationary trends were later reinforced by a benign quarterly labor cost report. A bond rally ensued.
3) Asian problems started to surface in June, beginning in Thailand, and extended to other countries by July. As the problems grew in severity, reports of steep currency declines became common. A strong dollar and deepening Asian problems put the Federal Reserve on the defensive and the bond rally intensified.
4) The U.S. Congress and the Clinton Administration joined hands over the summer to pass a budget resolution of middle-class tax cuts and a reduction in capital gains tax.
5) Asian currency problems and illiquidity slowly migrated to Hong Kong, causing a run on the Hong Kong dollar and the stock market. The Hong Kong stock market collapsed, which finally affected the U.S. market. The U.S. stock market correction carried the Dow to an intra day low of 6940 on October 28, followed by a vigorous rally. The stock market troubles put the U.S. bond market rally in high gear.
6) U.S. government receipts exceeded estimates by a wide margin because of a strong economy, the exercise of huge stock options and capital gains taxes. The budget deficit declined to about $40 billion, and was heading lower. This further encouraged the bond market.
7) Foreign central bank holdings of U.S. Treasuries peaked in April, but liquidation intensified as Asian problems became more acute. Foreign central bank holdings decreased almost 8 percent to about $615 billion by the end of November, yet the U.S. bond market rallied to 6.03 percent by December 2.

The Bond Portfolio had strong relative performance in 1997 outperforming broader market indices such as the Salomon Brothers Broad Investment Grade Index. The incremental return can be attributed to two factors. First, the active sector allocation strategy employed by the portfolio manager allowed the Bond Portfolio to overweight corporate bonds--whose performance was better than average in 1997. In addition, further investments were made in corporate bonds whose returns improved relative to U.S. Treasury securities as investors favored spread products. Second, the individual securities selected in each sector, particularly in the corporate bond area, further enhanced returns due to improving credit characteristics that were eventually recognized by other investors.

Morningstar, Inc. continues to assign the Bond Portfolio its **** (four star) risk-adjusting rating as of December 31, 1997 signifying above-average performance for the 2786 funds in its category. The Portfolio continues its strong, long-term rankings based on total returns surveyed by Lipper in its Variable Insurance Product Performance Analysis Report.

Lipper Corporate Bond (BBB) Rankings as of December 31, 1997
------------------------------------------------------------
                                 1-Year  3-Year  5-Year  10-Year
Carillon Bond Portfolio Ranking     7        4       4       3
Total Number of Funds Ranked       35       31      26      21

Rankings based on total return performance.
Past performance is no guarantee of future results.

     Comparison of Change in Value of $10,000 Investment
THE FOLLOWING LINE GRAPH DOES NOT REFLECT SEPARATE ACCOUNT
EXPENSES
(this line graph compares the Carillon Bond Portfolio on an annual basis with Lehman Aggregate Bond Index and Consumer Price Index for the period December 31, 1987 through December 31, 1997. The following table appears at the upper left of the graph.)

Carillon Bond Portfolio Average Annual Total Return
1 Year       5 Year      10 Year
11.02%       9.30%       9.84%

Past performance is not predictive of future results.

Carillon Fund, Inc.
BOND PORTFOLIO

Summary
---------------------------------------------------------
Objective: Seeks a high level of current income, without
           undue risk to principal, by investing in long-term, fixed-income investment-grade corporate bonds.

STRATEGY: The Portfolio intends to invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in convertible debt securities, convertible preferred and preferred stock, or other securities.

INCEPTION: August 15, 1984

MANAGERS: Steven Sutermeister
---------------------------------------------------------
Highlights
On December 31, the Bond Portfolio had net assets of $99,892,096 and diversified holdings of:

                     Bonds      94.1%
      Short-Term and Other       5.9%

As an investor in the Carillon Bond Portfolio, for every $1 you had invested on December 31, 1997, your fund owned:

(the following percentages are graphically presented as portions of a dollar bill)

Corporate Bonds  -                      49.7%
Mortgage and Asset-Backed Securities -  13.7%
U.S. Treasuries  -                      30.7%
Short-Term and Other  -                  5.9%

Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted-average of the three(4 stars drawn in parentheses), five (4 stars drawn in parentheses) and ten (4 stars drawn in parentheses) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

Carillon Fund, Inc.
S&P 500 INDEX PORTFOLIO

Common stocks, as measured by the S&P 500 Index, posted excellent returns during 1997. The S&P 500 Index gained 33.36 percent, while the Carillon S&P 500 Index Portfolio returned
32.72 percent.   The Carillon S&P 500 Index Portfolio was ranked
#14 out of 26 similar funds by Lipper Analytical Variable Insurance Products Performance Analysis Service based on its 1997 total return results. Since its inception on December 29, 1995, the Carillon S&P 500 Index Portfolio is ranked #1 out of 20 similar funds by Lipper.

The primary objective of the Carillon S&P 500 Index Portfolio is to produce a return that is highly correlated to the total return of the S&P 500 Index. The focus of the portfolio manager is to monitor and minimize the difference between the return of the Portfolio and the return of the underlying S&P 500 Index. For the year 1997, the difference was only 64 basis points which included approximately 51 basis points in fees and expenses during the year.

The method used to create the Carillon S&P 500 Index Portfolio at its inception was to select 300 stocks from the underlying S&P 500 Index that would closely replicate the performance of the actual index. These 300 stocks were chosen to ensure a high correlation with the index while keeping transaction costs at a minimum. By the end of 1997, the number of stocks held was increased to 400 to more closely track the Index while keeping costs low. During that time, the Portfolio grew from its original size of $10.0 million to its current size of $55.6 million at December 31, 1997. The 400 stocks held represent approximately 96 percent of the total market value of the Index. Furthermore, the Carillon S&P 500 Index Portfolio was carefully constructed to ensure that the weighting in each of S&P's 90 industry categories varied by less than 1 percent versus the actual S&P 500 Index.

The Portfolio is designed to be highly correlated to the S&P 500 Index. Cash is held to a minimum, since it does not correlate with the S&P 500 index, and transactions are limited to keep expenses low. During 1997, the portfolio maintained a 99.9 percent correlation with the underlying S&P 500 Index.

In 1998, we will continue to build upon the success we have had in managing the Carillon S&P 500 Index Portfolio. We expect the Portfolio will continue to grow as investors are attracted to the excellent returns that have been provided since the Portfolio's inception. We are confident that we can, and will, continue to provide a return that is highly correlated with the underlying S&P 500 Index.

    Comparison of Change in Value of $10,000 Investment

THE FOLLOWING LINE GRAPH DOES NOT REFLECT SEPARATE ACCOUNT
EXPENSES

(This line graph compares Carillon S&P 500 Index Portfolio on a monthly basis with S&P 500 Stock Index for the period December
31, 1995 through December 31, 1997. The following table appears at the upper left of the graph.)

1 Year        Since Inception
32.7%             28.0%

Past performance is not predictive of future results.

Carillon Fund, Inc.
S&P INDEX PORTFOLIO

Summary
---------------------------------------------------------
OBJECTIVE: Seeks investment results that correspond to the
           total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500").

STRATEGY:  The Index Portfolio will remain fully invested in stocks included in the S&P 500 and in futures contracts on the Index. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases.

INCEPTION: December 29, 1995

MANAGER:   Gary R. Rodmaker
---------------------------------------------------------
Highlights
On December 31, 1977, the S&P 500 Index Portfolio had net assets of $55,594,669 and diversified holdings of:

                 Common Stocks     91.4%
          Short-Term and Other      8.6%

As an investor in the Carillon S&P 500 Index Portfolio, for every $1 you had invested on December 31, 1997, your fund owned:

(the following percentages are graphically represented as portions of a dollar bill)

Transportation -                  1.2%
Banking and Financial Service -  15.4%
Service -                         0.1%
Capital Goods -                   5.6%
Technology -                     11.3%
Consumer Cyclical -               8.4%
Manufacturing -                   7.9%
Consumer Nondurable -            24.2%
Short-Term, Futures and Other -   8.6%
Energy -                          8.3%
Utilities -                       9.0%

Top Ten Holdings
 1. S&P 500 Depository Receipts
 2. General Electric Company
 3. Coca-Cola Company
 4. Microsoft Corporation
 5. Exxon Corporation
 6. Merck & Company Inc.
 7. Royal Dutch Petroleum Company ADR
 8. Intel Corporation
 9. Philip Morris Companies Inc.
10. Proctor & Gamble

"Standard & Poor's (R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

CARILLON FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                                 S&P 500
                           Equity       Capital      Bond        Index
                           Portfolio    Portfolio    Portfolio   Portfolio
                           ---------    ---------    ---------   ---------
ASSETS
Investments in securities,
 at value                  $330,299,046 $150,965,858 $98,239,839 $ 55,687,719
 (cost $259,127,836;
$142,221,876; $94,380,244;
 $43,705,163)
Cash                               ----         ----        ----          37
Receivables:
Shares sold                     277,598       58,316      93,459      214,644
Securities sold               6,147,350    1,005,213        ----         ----
Interest and Dividends          867,946    1,227,520   1,711,336       71,300
Prepaid expenses and other       25,213       14,032       7,211        3,151
                           ------------ ------------ ----------- ------------

                            337,617,153  153,270,939 100,051,845   55,976,851
                           ------------ ------------ ----------- ------------
LIABILITIES
Payables:
Investment securities
 purchased                    1,796,837    4,320,618        ----      338,866
Open forward currency
 contracts                         ----        1,256        ----         ----
Shares redeemed                    ----        2,921          58        1,808
Investment advisory fees        155,869       86,691      39,744       11,686
Custodial and portfolio
 accounting fees                 20,513       16,066      10,354        7,541
Professional fees                10,223       10,404       9,784       10,888
Bank overdraft                    2,500         ----        ----         ----
Variation margin                   ----         ----        ----          350
Other accrued expenses            3,751        3,113       2,156       11,043
Deferred compensation
for directors                      ----         ----      97,653         ----
                           ------------ ------------ ----------- ------------
                              1,989,638    4,441,069     159,749      382,182
                           ------------ ------------ ----------- ------------
NET ASSETS
Paid-in capital             220,719,673  132,294,897  94,656,867   41,736,548
Undistributed net
 investment income              231,700      541,406     264,047       39,665
Accumulated net realized
 gain/(loss) of              43,504,877    7,249,585   1,111,587    1,788,399
 investments and
 futures contracts
Net unrealized
 appreciation on             71,171,210    8,743,982   3,859,595   12,030,057
 investments and           ------------ ------------ ----------- ------------
 futures contracts
                           $335,627,460 $148,829,870 $99,892,096  $55,594,669
                           ------------ ------------ ----------- ------------
Shares authorized
($.10) par value             40,000,000   30,000,000  30,000,000   30,000,000

Shares outstanding           16,490,901   10,558,921   8,851,441    3,530,958

Net asset value,
 offering and
 redemption price              $20.35       $14.10       $11.29      $15.74
   per share


The accompanying notes are an integral part of the financial statement.

CARILLON FUND, INC.
STATEMENTS OF OPERATIONS
Year Ended December 31, 1997

                                                                S&P 500
                             Equity     Capital       Bond       Index
                           Portfolio   Portfolio   Portfolio   Portfolio
                           ----------- ----------- ----------- -----------
INVESTMENT INCOME
Interest                   $ 1,523,662 $ 6,383,812 $ 6,944,771 $   148,819
Dividends (net of
 foreign withholding
 taxes of $69,671;
 $25,812; $0; $4,344)        4,247,554   1,428,148         ---     705,234
                           ----------- ----------- ----------- -----------
                             5,771,216   7,811,960   6,944,771     854,053
                           ----------- ----------- ----------- -----------

EXPENSES
Investment advisory fees     1,731,351   1,058,086     427,729     129,253
Custodial fees and
 expenses                       78,173      42,679      24,972      14,854
Portfolio accounting fees       52,484      46,068      38,753      29,379
Professional fees               12,941      12,858      13,739      16,352
Director's fees                 12,361      12,361      11,938      12,676
Transfer agent fees              8,151       8,330       8,214       7,071
Registration and
 filing fees                     1,744         ---         ---       2,189
Other                           33,627      21,658      14,115       2,210
                           ----------- ----------- ----------- -----------
                             1,930,832   1,202,040     539,460     213,984
                           ----------- ----------- ----------- -----------
NET INVESTMENT INCOME        3,840,384   6,609,920   6,405,311     640,069
                           ----------- ----------- ----------- -----------
REALIZED AND
 UNREALIZED GAIN/(LOSS)
Net realized gain
 on investments             43,526,118   7,443,577   1,127,264   1,063,996
Net realized gain
 on futures contracts              ---         ---         ---     775,950
                           ----------- ----------- ----------- -----------
                            43,526,118   7,443,577   1,127,264   1,839,946
                           ----------- ----------- ----------- -----------
Net change in unrealized
appreciation/(depreciation)
on investments,futures
contracts and translation
of assets and liabilities
in foreign currencies       10,788,049 (2,869,048)   1,821,402   9,001,133
                           ----------- ----------- ----------- -----------

NET REALIZED AND
 UNREALIZED GAIN/(LOSS)     54,314,167   4,574,529   2,948,666  10,839,129
                           ----------- ----------- ----------- -----------
NET INCREASE IN
 NET ASSETS
 FROM OPERATIONS           $58,154,551 $11,184,449 $ 9,353,977 $11,479,198
                           =========== =========== =========== ===========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                               Equity Portfolio
                                            Year Ended December 31,

                                          1997           1996
                                          ------------   ------------
OPERATIONS
Net investment income                     $  3,840,384   $  4,176,431
Net realized gain on
 investments and futures                    43,526,118     34,227,538
Net change of unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts and translation
 of assets and liabilities
 in foreign currencies                      10,788,049     17,468,047
                                          ------------   ------------
                                            58,154,551     55,872,016
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                       (4,343,382)    (3,889,965)
In excess of net investment income                          ----
Net realized gain on investments           (34,344,113)    (9,867,342)
                                          ------------   ------------
                                           (38,687,495)   (13,757,307)
                                          ------------   ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                   27,675,023     41,762,282
Reinvestment of distributions               38,687,495     13,757,307
Payments for shares redeemed               (38,325,837)   (29,073,822)
                                          ------------   ------------
                                            28,036,681     26,445,767
                                          ------------   ------------

NET INCREASE IN NET ASSETS                  47,503,737     68,560,476

NET ASSETS
Beginning of year                          288,123,723    219,563,247
                                          ------------   ------------
End of year                               $335,627,460   $288,123,723
                                          ============   ============

FUND SHARE TRANSACTIONS
Sold                                         1,441,326      2,393,015
Reinvestment of distributions                2,276,903        809,878
Redeemed                                    (2,041,013)    (1,660,244)
                                          ------------   ------------
Net increase from fund
 share transactions                          1,677,216      1,542,649
                                          ============   ============

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
TATEMENTS OF CHANGES IN NET ASSETS

                                               Capital Portfolio
                                            Year Ended December 31,

                                          1997          1996
                                          ------------   ------------
OPERATIONS
Net investment income                     $  6,609,920   $  6,684,340
Net realized gain on
 investments and futures                     7,443,577     12,459,745
Net change in unrealized
 appreciation/(depreciation) on
 investments, futures contracts
 and translation of assets and
 liabilities in foreign currencies          (2,869,048)     1,990,613
                                          ------------   ------------
                                            11,184,449     21,134,698
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                       (7,176,810)    (6,050,397)
In excess of net investment income                           ----
Net realized gain on investments           (12,519,532)    (2,002,549)
                                          ------------   ------------
                                           (19,696,342)    (8,052,946)
                                          ------------   ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                   12,291,701     17,130,822
Reinvestment of distributions               19,696,342      8,052,945
Payments for shares redeemed               (33,940,166)   (24,594,141)
                                          ------------   ------------
                                            (1,952,123)       589,626
                                          ------------   ------------

NET INCREASE/(DECREASE)IN NET ASSETS       (10,464,016)    13,671,378

NET ASSETS
Beginning of year                          159,293,886    145,622,508
                                          ------------   ------------
End of year                               $148,829,870   $159,293,886
                                          ============   ============

FUND SHARE TRANSACTIONS
Sold                                           867,273      1,199,385
Reinvestment of distributions                1,450,496        570,034
Redeemed                                    (2,414,218)    (1,729,493)
                                          ------------   ------------
Net increase/(decrease) from fund
 share transactions                            (96,449)        39,926
                                          ============   ============


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                 Bond Portfolio
                                             Year Ended December 31,

                                            1997          1996
                                            -----------   -----------
OPERATIONS
Net investment income                       $ 6,405,311   $ 5,766,633
Net realized gain/(loss)
 on investments and futures                   1,127,264     1,210,173
Net change of unrealized
 appreciation/(depreciation) on
 investments, futures contracts
 and translation of assets and
 liabilities in foreign currencies            1,821,402    (1,316,722)
                                            -----------   -----------
                                              9,353,977     5,660,084
                                            -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                        (5,860,151)   (6,340,623)
In excess of net investment income             (320,260)
Net realized gain on investments               (481,254)      ---
                                            -----------   -----------
                                             (6,341,405)   (6,660,883)
                                            -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                    19,937,289    17,850,341
Reinvestment of distributions                 6,341,405     6,660,883
Payments for shares redeemed                (15,033,299)  (11,443,995)
                                            -----------   -----------
                                             11,245,395    13,067,229
                                            -----------   -----------
NET INCREASE IN NET ASSETS                   14,257,967    12,066,430
NET ASSETS
Beginning of year                            85,634,129    73,567,699
                                            -----------   -----------
End of year                                 $99,892,096   $85,634,129
                                            ===========   ===========
FUND SHARE TRANSACTIONS
Sold                                          1,786,820     1,633,803
Reinvestment of distributions                   575,269       621,662
Redeemed                                     (1,358,088)   (1,054,560)
                                            -----------   -----------
Net increase from fund
 share transactions                           1,004,001     1,200,905
                                            ===========   ===========


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                             S&P 500 Index Portfolio
                                             Year Ended December 31,
                                            1997          1996
                                            -----------   -----------
OPERATIONS
Net investment income                       $   640,069   $   349,515
Net realized gain on
 investments and futures                      1,839,946       218,750
Net change of unrealized
 appreciation/(depreciation) on
 investments, futures contracts
 and translation of assets and
 liabilities in foreign currencies            8,999,183     3,030,849
                                            -----------   -----------
                                             11,479,198     3,599,114
                                            -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                          (642,656)     (307,386)
Net realized gain on investments               (270,297)     ----
                                            -----------   -----------
                                               (912,953)     (307,386)
                                            -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                    35,592,857    30,917,430
Reinvestment of distributions                   912,953       307,386
Payments for shares redeemed                (20,681,996)    (5,617,082)
                                            -----------   -----------
                                             15,823,814    25,607,734
                                            -----------   -----------

NET INCREASE IN NET ASSETS                   26,390,059    28,899,462
NET ASSETS
Beginning of year                            29,204,610       305,148
                                            -----------   -----------
End of year                                 $55,594,669   $29,204,610
                                            ===========   ===========

FUND SHARE TRANSACTIONS
Sold                                          2,463,755     2,850,416
Reinvestment of distributions                    66,017        26,989
Redeemed                                     (1,406,317)     (500,402)
                                            -----------   -----------
Net increase from fund
 share transactions                           1,123,455     2,377,003
                                            ===========   ===========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS
EQUITY PORTFOLIO

DECEMBER 31, 1997

COMMON STOCKS - 90.63%                        SHARES/
                                              PRINCIPAL   VALUE
                                              ---------   ------------
BANKING & FINANCIAL SERVICE - 12.20%
Allied Capital Corporation                    $  30,571   $    680,204
Banco BHIF ADR                                  123,000      1,968,000
Banco Frances del Rio de la Plata S.A. ADR       86,000      2,354,250
Banco Latinoamericano
 De Exportaciones Sponsored ADR                  27,000      1,117,125
BankUnited Financial Corporation*               140,000      2,156,875
Charter One Financial, Incorporated              55,125      3,479,766
Chile Fund Incorporated                         100,000      1,781,250
Czech Republic Fund                             109,000      1,308,000
Deutsche Bank AG Sponsored ADR                   42,000      2,966,556
Duff & Phelps Credit Rating Company              65,000      2,640,625
FPIC Insurance Group Incorporated*              172,500      5,024,063
Fahnestock Viner Holdings CL-A                  150,000      2,615,625
First Bell Bancorp Incorporated                 100,000      1,900,000
Hamilton Bancorp Incorporated                   100,000      2,912,500
Jefferies Group, Incorporated                   100,000      4,093,750
Raymond James Financial Corporation              99,150      3,935,016
                                                          ------------
                                                            40,933,605
                                                          ------------
CAPITAL GOODS - 4.38%
AGCO Corporation                                 59,400      1,737,450
DT Industries, Incorporated                      50,000      1,700,000
Lindsay Manufacturing Company                   151,793      6,584,021
LSI Industries                                  100,000      1,825,000
Omniquip International, Incorporated            143,000      2,851,063
                                                          ------------
                                                            14,697,534
                                                          ------------
CONSUMER CYCLICAL - 12.98%
Breed Technologies, Incorporated                 63,000      1,149,750
CPAC, Incorporated                              200,000      2,050,000
Cemex SA - Spons ADR "B"                        200,000      2,123,578
Claire's Stores Incorporated                     50,000        971,875
D.R. Horton Incorporated                        150,000      2,606,250
Footstar Incorporated*                           85,000      2,284,375
Griffon Corporation*                            209,600      3,065,400
Kevco Incorporated*                             140,000      2,310,000
Maxwell Shoe Company Incorporated - A*          167,500      1,800,625
NCI Building Systems, Incorporated*              80,700      2,864,850
Quaker Fabric Corporation*                      100,000      1,962,500
Schult Homes                                     98,060      2,034,745
Southern Energy Home*                           217,000      1,736,000
Stanley Furniture Company                        91,900      2,561,713
Strattec Security Corporation*                  145,000      3,697,500
Supreme International Corporation*              162,500      2,031,250
Tarrant Apparel Group*                          140,000      2,187,500
Toll Brothers*                                   90,000      2,407,500
Winsloew Furniture, Incorporated*               188,300      2,730,350
VISX, Incorporated*                              45,000        995,625
                                                          ------------
                                                            43,571,386
                                                          ------------
CONSUMER NON-DURABLE - 8.95%
Charoen Pok Feedmill ADR                        100,000        706,140
Complete Management Incorporated*               175,000      2,450,000
Dairy Farm International
 Holdings Sponsored ADR                         200,000      1,079,995
Equity Marketing Incorporated*                  105,500      2,637,500
GT Bicycles, Incorporated*                      175,000      1,039,061
Gymboree Corporation*                            75,000      2,053,125
ICN Pharmaceuticals, Incorporated               106,600      5,203,413
IHOP Corporation*                                55,000      1,787,500
Lone Star Steakhouse*                            95,000      1,662,500
Lunar Corporation*                              100,000      2,050,000
National Health Investors, Incorporated          40,000      1,675,000
Orthofix International N.V.                     125,536      1,475,048
Schlotzsky's, Incorporated*                     156,900      2,294,663
Scientific Games Holdings Corporation*           72,600      1,470,150
Young Innovations, Incorporated*                136,000      2,448,000
                                                          ------------
                                                            30,032,095
                                                          ------------
ENERGY - 14.40%
Basin Exploration Incorporated*                  60,000      1,065,000
Bayard Drilling Technologies*                   125,000      2,031,250
Callon Petroleum Company*                       140,000      2,279,375
Cross Timbers Oil Company                       105,000      2,618,437
Domain Energy Corporation*                      175,000      2,756,250
Giant Industries, Incorporated                  205,000      3,895,000
Global Industries, Incorporated*                100,000      1,700,000
Gulf Island Fabrication, Incorporated           103,000      2,060,000
KCS Energy Incorporated                         104,000      2,158,000
Marine Drilling Company, Incorporated*          110,000      2,282,500
Maverick Tube Corporation                        45,000      1,111,563
Offshore Logistics Incorporated*                120,000      2,565,000
OYO Geospace Corporation*                        20,000        377,500
Parker Drilling Company*                        120,000      1,462,500
Plains Resources, Incorporated*                 119,500      2,053,906
Pride International Incorporated                 80,000      2,020,000
Southern Mineral Corporation*                   350,000      1,925,000
St. Mary Land & Exploration                      20,000        700,000
Stone Energy Corporation*                        63,000      2,110,500
Unifab International Incorporated*              155,000      2,983,750
Vastar Resources Incorporated*                   50,000      1,787,500
YPF S.A.  Sponsored ADR                         145,400      4,970,863
Zeigler Coal Holding Company                     87,000      1,419,188
                                                          ------------
                                                            48,333,082
                                                          ------------
MANUFACTURING - 14.17%
AEP Industries, Incorporated*                     3,950        121,956
BWAY Corporation*                               165,000      3,774,375
Bayer A G Sponsored ADR*                         75,000      2,803,043
Buckeye Technologies Incorporated*               51,000      2,358,750
Carbide Graphite Group Incorporated*            130,000      4,387,500
Elamex SA De CV                                 100,600        754,500
Fibermark, Incorporated*                        115,000      2,472,500
Giant Cement Holding Incorporated*               58,500      1,352,813
Greif Brothers Corporation                       82,800      2,773,800
Intermet Corporation                            125,000      2,187,500
Matthews International Corporation               77,000      3,388,000
Medusa Corporation                               80,300      3,357,544
Minorco Sponsored ADR                            90,000      1,507,500
Mueller Industries*                              50,000      2,950,000
Northwest Pipe Company*                         125,800      3,019,200
Sybron Chemicals, Incorporated*                  65,200      2,184,200
Tubos De Acero De Mex SA*                        50,000      1,081,250
Triangle Pacific Corporation*                    92,500      3,133,438
York Group, Incorporated                        162,000      3,948,750
                                                          ------------
                                                            47,556,619
                                                          ------------
REAL ESTATE - 10.95%
Associated Estates Realty Corporation           105,000      2,487,188
City Developments Limited ADR                   250,000      1,157,298
Commercial Net Lease Realty                      99,300      1,774,988
Equity Residential Properties Trust              46,000      2,325,875
Healthcare Realty Trust                          96,400      2,789,575
Health & Retirement Property Trust               75,000      1,500,000
Hospitality Properties Trust                     64,000      2,104,000
IRT Property Company                             82,000        968,625
Lexington Corporation Property                  100,000      1,543,750
Merry Land & Investment Company                 115,000      2,630,625
Mid-America Apartment Communities                80,000      2,285,000
Oasis Residential Incorporated                   58,000      1,294,125
Omega Healthcare Investors, Incorporated         30,000      1,158,750
Pacific Gulf Properties                          74,000      1,757,500
Parkway Properties Incorporated                  42,000      1,441,125
RFS Hotel Investors Incorporated                 90,000      1,794,375
Trinet Corporate Realty Trust Incorporated       80,000      3,095,000
United Dominion Realty Trust Incorporated       168,000      2,341,500
Winston Hotels, Incorporated                    175,000      2,296,875
                                                          ------------
                                                            36,746,174
                                                          ------------
SERVICE - 1.00%
Devon Group, Incorporated*                       73,000      3,358,000

TECHNOLOGY - 6.43%
AFC Cable Systems Incorporated*                 125,000      3,718,750
Axiohm Technology*                               11,438        194,446
Cybex Corporation*                              160,000      3,920,000
Nam Tai Electronics, Incorporated               250,000      3,734,375
Performance Technologies Incorporated*          115,500      1,674,750
Recoton Corporation*                            163,000      2,200,500
Vertex Communications Corporation*               80,000      1,930,000
Vtech Holdings Limited                          142,900      4,214,178
                                                          ------------
                                                            21,586,999
                                                          ------------
TRANSPORTATION - 5.17%
ASA Holdings Incorporated                        48,000      1,365,000
Comair Holdings Incorporated                    187,500      4,523,438
Illinois Central Corporation CL A                82,500      2,810,156
Landstar, Incorporated*                          90,000      2,373,750
Midwest Express Holdings*                        97,500      3,784,219
Trico Marine Services*                           85,000      2,496,875
                                                          ------------
                                                            17,353,438
                                                          ------------
Total Common Stocks (cost $ 232,995,606)                   304,168,932
                                                          ------------
SHORT-TERM INVESTMENTS - 7.78%
                                              PRINCIPAL   VALUE
                                              ---------   -----
VARIABLE RATE DEMAND NOTES<FN1> - 1.07%
American Family (5.639% due 01/01/98)           502,036   $    502,036
General Mills (5.327% due 01/01/98)             353,000        353,000
Johnson Controls (5.327% due 01/01/98)          608,058        608,058
Pitney Bowes (5.327% due 01/01/98)              408,068        408,068
Sara Lee (5.322% due 01/01/98)                  985,783        985,783
Warner Lambert (5.489 due 01/01/98)             581,180        581,180
Wisconsin Electric (5.487% due 01/01/98)        161,892        161,892
                                                          ------------
                                                             3,600,017
                                                          ------------
FEDERAL HOME LOAN
 MORTGAGE CORPORATION - 1.56%
(5.800% due 06/12/98)                         1,500,000   $  1,500,676
(5.760% due 07/08/98)                         3,740,000      3,740,710
                                                          ------------
                                                             5,241,386
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION- .89%
(5.710% due 06/23/98)                         3,000,000      3,000,339
                                                          ------------
FEDERAL HOME LOAN BANK - 1.14%
(6.200% due 06/10/98)                          1,100,000     1,102,363
(5.390% due 02/11/98)                          1,500,000     1,490,792
 5.135% due 03/02/98)                          1,250,000     1,247,977
                                                          ------------
                                                             3,841,132
                                                          ------------
FEDERAL FARM CREDIT BANK - .60%
(5.750% due 07/01/98)   2,000,000                            2,000,302


COMMERCIAL PAPER - 2.52%
CSX Corporation (5.950% due 02/06/98)         2,500,000      2,485,125
Du Pont E I De Nemours (5.500% due 04/02/98)  2,000,000      1,972,194
Ford Motor Credit (5.690% due 01/27/98)       2,000,000      1,991,781
Hertz Corporation (5.560% due 01/08/98)       2,000,000      1,997,838
                                                          ------------
                                                             8,446,938
                                                          ------------
Total Short-Term Investments
 (cost $26,132,230)                                         26,130,114
                                                          ------------

TOTAL INVESTMENTS - 98.41%
 (cost $259,127,836) <FN2>                                 330,299,046

OTHER ASSETS AND LIABILITIES - 1.59%                         5,328,414
                                                          ------------
TOTAL NET ASSETS - 100%                                   $335,627,460
                                                          ============
____________
*Non-income producing
(ADR) American Depository Receipt

<FN1>   Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1997.
<FN2>   Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997 for financial reporting purposes was $84,920,427 and $13,749,217.

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
Schedule of Investments
CAPITAL PORTFOLIO

DECEMBER 31, 1997
COMMON STOCKS - 37.14%                        SHARES/
                                              PRINCIPAL   VALUE
                                              ---------   ------------
BANKING & FINANCIAL SERVICE - 9.27%
AFP Provida S.A.*                             $  48,400   $    825,825
Allied Capital Corporation                       36,685        816,240
Banco BHIF ADR                                   73,000      1,168,000
Banco Frances del Rio de la Plata S.A. ADR       35,000        958,125
Chile Fund                                       55,000        979,688
Fahnestock Viner Holdings Class-A                70,000      1,220,625
FPIC Insurance Group Incorporated*               65,000      1,893,125
Hyperion 1999 Term Trust                        300,000      2,081,250
Income Opportunity Fund 1999                    100,000        956,250
Income Opportunity Fund 2000                     88,500        851,813
New Germany Fund                                 81,597      1,101,560
Templeton Global Income Fund                    125,000        937,500
                                                          ------------
                                                            13,790,001
                                                          ------------
CAPITAL GOOD - 2.17%
AGCO Corporation                                 37,000      1,082,250
Lindsay Manufacturing, Company                   49,362      2,141,077
                                                          ------------
                                                             3,223,327
                                                          ------------
CONSUMER CYCLICAL - 1.86%
Griffon Corporation*                             55,000        804,375
NCI Building Systems Incorporated*               35,000      1,242,500
Winsloew Furniture Incorporated*                 49,800        722,100
                                                          ------------
                                                             2,768,975
                                                          ------------
CONSUMER NON-DURABLE - 2.38%
GT Bicycles Incorporated*                        80,000        475,000
Complete Management, Incorporated*               57,000        798,000
ICN Pharmaceuticals, Incorporated                27,000      1,317,938
Gymboree Corporateion*                           33,000        903,375
Orthofix International N.V.*                      4,000         47,000
                                                          ------------
                                                             3,541,313
                                                          ------------
ENERGY - 6.33%
Basin Exploration Incorporated*                  44,000        781,000
Callon Petroleum Company*                        35,000        569,844
Cross Timbers Oil Company                        27,450        684,534
Domain Energy Corporation*                       48,000        756,000
Giant Industries Incorporated                    87,400      1,660,600
Gulf Island Fabrication, Incorporated            40,000        800,000
Pride International Incorporated*                46,000      1,161,500
Unifab International Incorporated*               50,000        962,500
YPF S.A. Sponsored ADR                           60,000      2,051,250
                                                          ------------
                                                             9,427,228
                                                          ------------
MANUFACTURING - 4.78%
AEP Industries, Incorporated*                     6,331        195,470
Bway Corporation                                 61,800      1,413,675
Carbide Graphite Group*                          40,000      1,350,000
De Beers Centenary AG ADR                        32,000        654,000
Northwest Pipe Company*                          74,600      1,790,400
Royal Oak Mines Incorporated*                   125,000        195,313
York Group Incorporated                          62,000      1,511,250
                                                          ------------
                                                             7,110,108
                                                          ------------
REAL ESTATE - 6.51%
Associated Estates Realty  Corporation           50,000      1,184,375
City Developments Limited ADR                    95,000        439,770
Equity Residential Properties Trust              19,500        985,964
Merry Land & Investment Company                  60,000      1,372,500
Mid-America Apartment Communities                40,000      1,142,500
Pacific Gulf Properties                          43,500      1,033,125
Trinet Corporate Realty Trust                    32,000      1,238,000
United Dominion Realty Trust                     75,000      1,045,313
Winston Hotels Incorporated                      95,000      1,246,875
                                                          ------------
                                                             9,688,422
                                                          ------------
TECHNOLOGY - 2.82%
AFC Cable Systems, Incorporated                  23,750        706,563
Axiohm Technology*                                5,420         92,140
Cybex Corporation*                               20,000        490,000
Nam Tai Electronics                              57,333        856,412
Vertex Communications Corporation*               34,100        822,663
Vtech Holdings Limited                           42,000      1,238,597
                                                          ------------
                                                             4,206,375
                                                          ------------
TRANSPORTATION - 1.01%
Trico Marine Services*                           51,000      1,498,125

Total Common Stocks (cost $47,441,092)                      55,253,874
                                                          ------------
FOREIGN COMMON STOCK - 1.23%

NORWAY - .69%
Petrolia Drilling ASA*                          200,000      1,025,476
                                                          ------------
MALAYSIA - .54%
Bumi Armada Berhad*                             500,000        319,857
Road Builder Holdings BHD*                      748,000        480,500
                                                          ------------
                                                               800,357
                                                          ------------
Total Foreign Common Stock (cost $2,216,981)                 1,825,833
                                                          ------------
PREFERRED STOCK - .32%

MANUFACTURING - .32%
Freeport McMoRan Copper & Gold Series            20,000        480,000
                                                          ------------
Total Preferred Stock (cost $ 709,838)                         480,000
                                                          ------------
U.S. TREASURY OBLIGATIONS - 15.42%

7.875% due 04/15/98                             500,000        503,438
5.750% due 12/31/98                           2,000,000      2,002,500
5.500% due 02/28/99                           1,000,000        998,125
6.000% due 10/15/99                           5,900,000      5,933,188
7.500% due 11/15/01                             500,000        530,313
6.375% due 08/15/02                           1,750,000      1,795,391
5.750% due 08/15/03                           3,000,000      3,002,814
5.875% due 02/15/04                             100,000        100,906
7.250% due 05/15/04                           2,000,000      2,158,750
7.875% due 11/15/04                           5,300,000      5,924,408
                                                          ------------
Total U.S. Treasury Obligations ($22,139,588)               22,949,833
                                                          ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.30%

FEDERAL HOME LOAN MORTGAGE CORPORATION- 3.43%
1662 H  (6.250% due 01/15/09)                   760,362        752,895
1442 FA (5.730% due 11/15/07)                 1,000,000        994,474
1559 VP (5.500% due 02/15/20)                 1,700,000      1,662,940
1399 PAC (7.000% due 09/15/22)                  596,484        591,105
1631 SB (5.850% due 12/15/23)                 1,450,000      1,102,520
                                                          ------------
                                                             5,103,934
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION- 6.52%
Remic 93-12 ED
(7.500% due 02/25/06)                         1,645,000      1,714,048
Remic 92-117 J
(7.500% due 07/25/20)                         1,000,000      1,014,325
Remic 93-127 FA
(5.130% due 10/25/21)                         1,000,000        962,832
Remic 92-66 F
(6.218% due 05/25/22)                           804,241        808,434
Remic 1993-163 PN
(7.000% due 07/25/07)                         1,500,000      1,548,003
Remic 92-112 E
(8.000% due 12/25/20)                         1,500,000      1,551,392
Remic 93-119 SB
(6.807% due 07/25/23)                         2,572,882      2,103,962
                                                          ------------
                                                             9,702,996
                                                          ------------
PRIVATE SECTOR - 1.35%
Prudential Home Mortgage Securities
 (7.500% due 07/25/10)                          493,830        501,702
SLMA Med Term Note (5.850% due 06/10/98)      1,500,000      1,502,277
                                                          ------------
                                                             2,003,979
                                                          ------------
Total Collateralized Mortgage Obligations
 (cost $16,455,259)                                         16,810,909
                                                          ------------

MORTGAGE-BACKED SECURITIES - 2.95%

FEDERAL HOME LOAN MORTGAGE CORPORATION - .75%
7.500% due 06/01/07                              36,785         37,203
9.500% due 10/01/08                             182,147        193,299
8.250% due 03/01/12                              93,943         96,931
8.500% due 03/01/16                              88,054         92,128
7.500% due 07/01/17                              32,324         33,028
11.000% due 04/01/19                             41,157         46,374
11.000% due 11/01/19                             52,944         59,656
11.000% due 05/01/20                            173,444        195,336
11.000% due 06/01/20                            326,695        368,287
                                                          ------------
                                                             1,122,242
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -1.91%
10.00% due 02/01/04                               2,064          2,197
9.500% due 09/01/05                             116,671        122,113
9.000% due 11/01/05                              36,130         37,706
7.500% due 03/25/07                           1,200,000      1,241,510
8.000% due 05/01/07                             116,876        120,950
5.500% due 01/01/09                             799,034        776,302
5.500% due 04/01/09                             554,612        537,769
                                                          ------------
                                                             2,838,547
                                                          ------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - .29%
9.000% due 11/15/16                               88,798        97,055
10.500% due 11/20/19                             200,083       218,882
9.000% due 12/15/19                              100,639       109,626
                                                          ------------
                                                               425,563
                                                          ------------
Total Mortgage-Backed Securities
 (cost $4,227,599)                                           4,386,352
                                                          ------------
CORPORATE BONDS AND NOTES - 9.83%

COMMUNICATIONS AND MEDIA - 1.70%
Lowen Group International, Inc.
 (8.2500% due 04/15/03)                         900,000        953,221
MCI Communications Corp. Sr. Notes
 (7.500% due 08/20/04)                        1,500,000      1,573,770
                                                          ------------
                                                             2,526,991
                                                          ------------
FINANCE COMPANY - .95%
Hutchison Whampoa (6.950% due 08/01/07)       1,500,000      1,413,390

REAL ESTATE - .35%
GE Capital Mortgage Services, Inc.
 (6.000% due 08/25/09)                          534,970        515,188

FINANCIAL SERVICES - .85%
Indah Kiat Sr. Notes (10.000% due 07/01/07)   1,500,000      1,260,000

ELECTRIC - .81%
New Orleans Public Service Notes
 (8.670% due 04/01/05)                        1,200,000      1,211,940

MISCELLANEOUS - 3.31%
Enersis (6.600% due 12/01/26)                 1,500,000      1,521,043
Gulf Canada Res (8.350% due 08/01/06)         1,500,000      1,658,242
News American Holdings (8.500% due 02/15/05)  1,600,000      1,753,409
                                                          ------------
                                                             4,932,694
                                                          ------------
STEELS AND METALS - 1.12%
Pohang Iron & Steel Notes
 (7.125% due 11/01/06)                        2,250,000      1,662,435

TELECOMMUNICATION - .74%
TCI Communications Incorporated
 (8.650% due 09/15/04)                        1,000,000      1,098,802
                                                          ------------

Total Corporate Bonds and Notes
(cost $ 14,464,404)                                         14,621,440
                                                          ------------

SHORT-TERM INVESTMENTS - 23.26%

COMMERCIAL PAPER - 7.43%
Ford Motor Credit Corporation
 (5.510% due 01/30/98)                        1,000,000        995,561
Du Pont E I De Nemours
 (5.500% due 03/03/98)                        2,000,000      1,981,361
Du Pont E I De Nemours
 (5.470% due 06/04/98)                        1,500,000      1,464,901
General Electric Capital
 ( 5.510% due 04/03/98)                       2,000,000      1,971,838
Lockheed Martin Corporation
 (5.810% due 02/23/98)                        2,000,000      1,982,893
Tryon Mortgage Funding (6.350% due 05/20/01)    699,146        697,713
Walt Disney Company (5.430% due 04/13/98)     2,000,000      1,969,230
                                                          ------------
                                                            11,063,497
                                                          ------------
VARIABLE RATE DEMAND NOTES <FN1> - 3.47%
American Family Financial Services
 (5.639% due 01/01/98)                        2,593,144      2,593,144
General Mills (5.327% due 01/01/98)             150,238        150,238
Johnson Controls (5.327% due 01/01/98)          546,000        546,000
Pitney-Bowes (5.327% due 01/01/98)               70,159         70,159
Warner Lambert (5.489% due 01/01/98)          1,584,684      1,584,684
Wisconsin Electric Power Company
 (5.487% due 01/01/98)                          226,000        226,000
                                                          ------------
                                                             5,170,225
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION- 3.02
(5.840% due 06/18/98)                         1,500,000      1,501,015
(5.710% due 06/23/98)                         3,000,000      3,000,339
                                                          ------------
                                                             4,501,354
                                                          ------------
FEDERAL HOME LOAN
MORTGAGE CORPORATION - 1.54%
(5.885% due 05/29/98)                         2,285,000      2,286,661
                                                          ------------
FEDERAL HOME LOAN BANK - 7.80%
(5.720% due 06/23/98)                         2,000,000      2,000,278
(5.390% due 02/11/98)                         2,000,000      1,987,723
(5.135% due 03/02/98)                         1,500,000      1,497,573
(6.015% due 06/05/98)                         2,000,000      2,002,610
(6.010% due 05/15/98)                         2,000,000      2,002,162
(5.580% due 03/18/98)                         2,150,000      2,125,534
                                                          ------------
                                                            11,615,880
                                                          ------------
Total Short-Term Investments
 (cost $34,638,561)                                         34,637,617
                                                          ------------
TOTAL INVESTMENTS - 101.45%
 (cost $142,221,878)<FN2>                                  150,965,858

OTHER ASSETS AND LIABILITIES - (1.45%)                      (2,135,988)
                                                          ------------
TOTAL NET ASSETS - 100%                                   $148,829,870
                                                          ============
___________________
*Non-Income producing
(ADR) American Depository Receipt


Open Foward Currency Contracts
                                     U.S.
                                     Dollar    Unrealized
                           Contract  Contract  Appreciation   Delivery
                           Price     Value    (Depreciation)  Date
                           --------  -------- --------------  --------
Liabilities
 Malaysian Ringgit (buy)   3.7023    $34,344  $ (1,531)       01/02/98
 Malaysian Ringgit (buy)   3.9500    $14,202       275        01/08/98
                                     -------  --------
                                     $48,546  $ (1,256)
                                     =======  ========

<FN1>   Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1997. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1997.

<FN2>   Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997 for financial reporting purposes was $12,576,088 and $3,832,106 respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS
BOND PORTFOLIO

December 31, 1997

U.S. TREASURY OBLIGATIONS - 30.69%             SHARES/
                                               PRINCIPAL   VALUE
                                               ----------  -----------
U.S. TREASURY BOND - 2.00%
6.000% due 02/15/26                            $2,000,000  $ 1,997,500
                                                           -----------
U.S. TREASURY NOTES - 24.26%
6.000% due 10/15/99                             4,000,000    4,022,500
6.750% due 04/30/00                             2,000,000    2,045,626
7.750% due 02/15/01                             2,500,000    2,645,312
5.625% due 02/28/01                             2,000,000    1,996,250
5.875% due 11/15/05                             5,000,000    5,026,564
7.000% due 07/15/06                             5,000,000    5,398,439
6.250% due 02/15/07                             3,000,000    3,096,564
                                                           -----------
                                                            24,231,255
                                                           -----------
U.S. TREASURY STRIPS - 4.43%
0.000% due 02/15/00                             3,250,000    2,885,610
0.000% due 08/15/02                             2,000,000    1,539,900
                                                           -----------
                                                             4,425,510
                                                           -----------
Total U.S. Treasury Obligations
 (cost $29,576,632)                                         30,654,265
                                                           -----------
MORTGAGE-BACKED SECURITIES - 2.53%

FEDERAL HOME LOAN MORTGAGE CORPORATION- .80%
7.500% due 02/01/02                                32,205       32,960
9.500% due 04/01/05                                62,862       66,162
7.500% due 06/01/07                                80,959       81,879
11.000% due 05/01/10                                8,956        9,921
12.500% due 08/01/10                               15,184       17,300
8.000% due 11/01/16                                45,606       47,130
9.500% due 02/01/18                                75,034       79,957
6.500% due 07/01/23                               463,769      460,644
                                                           -----------
                                                               795,953
                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.59%
12.000% due 04/01/00                               24,642       26,507
9.000% due 08/01/01                                41,749       43,615
8.500% due 01/01/02                                39,992       41,530
10.500% due 06/01/04                               10,259       10,923
10.500% due 05/01/05                              175,883      187,261
6.500% due 06/01/08                             1,015,731    1,019,693
8.000% due 08/01/17                               247,904      256,581
                                                           -----------
                                                             1,586,110
                                                           -----------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - .14%
11.000% due 03/15/10                               59,437       65,177
9.000% due 05/15/20                                75,023       80,229
                                                           -----------
                                                               145,406
                                                           -----------
Total Mortgage-Backed Securities
 (cost $2,454,904)                                           2,527,469
                                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.89%
FEDERAL HOME LOAN
 MORTGAGE CORPORATION - 3.19%
59-E  (8.900% due 11/15/20)                     1,054,610    1,104,963
106-G (8.250% due 12/15/20)                     1,000,000    1,055,437
1770-B (8.250% due 01/15/24)                    1,000,000    1,022,232
                                                           -----------
                                                             3,182,632
                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - .18%
Remic 1988-30-D (9.500% due 12/25/18)             170,221      182,797
                                                           -----------
PRIVATE SECTOR - 1.52%
Securitized Asset Sales, Inc.1993-2 B2
(6.500% due 07/25/08)                             286,716      283,044
CMC  Securities Corp. 1993-E1E
(0.000% due 12/25/08)                             355,703      274,617
Country Wide Mortgage-Backed Securities, Inc.
1994-8 B1  (6.000% due 03/01/09)                  825,588      796,949
Capstead Mortgage Securities Corp. C-4
(10.950% due 02/01/14)                            168,896      168,153
                                                           -----------
                                                             1,522,763
                                                           -----------
Total Collateralized Mortgage Obligations
  (cost $5,516,151)                                          4,888,192
                                                           -----------
OTHER STRUCTURED SECURITIES - 6.25%

OTHER STRUCTURED - 6.25%
Chase Commercial Mortgage Sec.
(6.600% due 12/19/07)                           2,609,885    2,488,369
Life Financial Home Loan Trust
(9.090% due 04/25/24)                           2,000,000    2,017,500
NSCOR 1996-5 B1
(8.00% due 11/25/26)                            1,648,468    1,735,013
                                                           -----------
Total Other Structured Securities
 (cost $ 6,221,882)                                          6,240,882
                                                           -----------

CORPORATE BONDS AND NOTES - 49.70%

AIR TRANSPORTATION - 2.18%
Continental Airlines
(7.820% due 10/15/13)                             980,392    1,047,245
NWA Trust No. 2 Class B
(10.230% due 06/21/14)                            926,153    1,133,696
                                                           -----------
                                                             2,180,941
                                                           -----------
BANK & BANK HOLDING COMPANIES - 5.35%
Ahmanson Capital Trust
(8.360% due 12/01/26)                           1,500,000    1,590,316
Nationsbank Corp. Notes
(7.625% due 04/15/05)                           1,000,000    1,066,138
Svenska Handelsbanken
(7.125% due 03/07/07)                           1,000,000    1,032,091
Zions Trust (8.536% due 12/15/26)               1,500,000    1,655,704
                                                           -----------
                                                             5,344,249
                                                           -----------
ENVIRONMENTAL SERVICES - 1.10%
Allied Waste North America
(10.250% due 12/01/06)                          1,000,000    1,097,500
                                                           -----------
FINANCE COMPANIES - .80%
Arcadia Financial
(11.500% due 03/15/07)                            800,000      808,000
                                                           -----------
FOOD, BEVERAGE, & TOBACCO - 2.60%
Great American Cookie Company
(10.875% due 01/15/01)                            500,000      511,250
Nabisco Inc.  (7.550% due 06/15/15)             1,000,000    1,062,078
RJR Nabisco, Inc. (7.625% due 09/15/03)         1,000,000    1,020,490
                                                           -----------
                                                             2,593,818
                                                           -----------
FOREIGN SOVEREIGN - 1.01%
Republic Of South Africa Notes
(8.375% due 10/17/06)                           1,000,000    1,005,000
                                                           -----------
GAMING INDUSTRY - 4.08%
Alliance Gaming (10.000% due 08/01/07)          1,000,000    1,001,250
Argosy Gaming (13.2500% due 06/01/04)           1,000,000    1,045,000
Casino Magic of Louisiana
(13.000% due 08/15/03)                          1,000,000      960,000
Empress River Casino Finance Corp.
(10.750% due 04/01/02)                          1,000,000    1,075,000
                                                           -----------
                                                             4,081,250
                                                           -----------
GAS DISTRIBUTION - .90%
All Star Gas Corp. (7.000% due 07/15/04)        1,000,000      900,000
                                                           -----------
INSURANCE - 6.62%
Berkley (W.R.) Corp.
(9.875% due 05/15/08)                             500,000      621,608
Conseco Finance (8.796% due 04/01/27)           1,500,000    1,684,019
Farmers Insurance Exhange
(8.500% due 08/01/04)                           1,000,000    1,097,659
Leucadia National Corp.
(8.250% due 06/15/05)                           1,000,000    1,071,378
Prudential Ins. Surplus Notes
(8.100% due 07/15/15)                           1,000,000    1,070,129
USF&G Capital  (8.470% due 01/10/27)            1,000,000    1,064,514
                                                           -----------
                                                             6,609,307
                                                           -----------
MANUFACTURING - 2.01%
International Knife & Saw Corp.
(11.375% due 11/15/06)                          1,000,000    1,080,000
International Wire Group Inc.
(11.750% due 06/01/05)                            500,000      547,500
Terex Corp. Sr. Sec. Notes
(13.250% due 05/15/02)                            332,000      378,480
                                                           -----------
                                                             2,005,980
                                                           -----------
MEDIA & CABLE - 5.54%
Adelphia Communications
(12.500% due 05/15/02)                            260,000      275,600
CF Cable TV Inc. (9.125% due 07/15/07)          1,000,000    1,080,000
Continental Cablevision
(8.300% due 05/15/06)                           1,000,000    1,092,690
Jones Intercable, Inc. (8.875% due 04/01/07)      500,000      522,500
Peoples Choice TV (0.000% due06/01/04)          1,000,000      330,000
Spanish Broadcasting Systems
(11.000% due 03/15/04)                          1,000,000    1,100,000
Turner Broadcasting Sr Notes
(8.110% due 8/15/06)                            1,000,000    1,133,791
                                                           -----------
                                                             5,534,581
                                                           -----------
MEDIA CONGLOMERATE - 3.85%
News American Holdings
(9.250% due 02/01/13)                           1,000,000    1,197,531
Time Warner Inc.
(8.110% due 08/15/06)                           1,000,000    1,627,900
Viacom Inc Senior Notes
(7.750% due 06/01/05)                           1,000,000    1,020,183
                                                           -----------
                                                             3,845,614
                                                           -----------
MISCELLANEOUS CORPORATE SERVICES - 1.08%
Neodata Services Misc. Corp. Ser.
(12.000% due 05/01/03)                          1,000,000    1,075,000
                                                           -----------
OIL & GAS - DOMESTIC - .53%
Penzoil Company  (9.625% due 11/15/99)            500,000      528,250
                                                           -----------
OIL & GAS - SERVICES - 2.78%
Mitchell Energy Development Corp.
(6.750% due 02/15/04)                           1,750,000    1,760,244
PDV America, Inc. (7.750% due 08/01/00)         1,000,000    1,019,924
                                                           -----------
                                                             2,780,168
                                                           -----------
PAPER & FOREST PRODUCT - 1.37%
Indah Kiat Sr. Notes (10.000% due 07/01/07)     1,000,000      840,000
Westvaco Corp. (10.300% due 01/15/19)             500,000      529,600
                                                           -----------
                                                             1,369,600
                                                           -----------
RETAIL - .51%
Pamida Inc. Senior Notes
(11.750% due 03/15/03)                            500,000      510,000
                                                           -----------
STEELS & METALS - .50%
Gulf States Steel 1st Mortgage
(13.500% due 04/15/03)                            500,000      495,000
                                                           -----------
SUPERMARKET - .48%
Pueblo Xtra International
(9.500% due 08/01/03)                             500,000      475,000
                                                           -----------
TELECOMMUNICATIONS - 6.41%
360 Communications Sr. Notes
(7.500% due 03/01/06)                           1,500,000    1,557,390
Call-Net Enterprises
(0.000% due 12/01/04)                           1,250,000    1,139,061
Crown Castle Sr. Notes
(0.000% due 11/15/07)                           1,000,000      622,500
Dobson Communications Sr. Notes
(11.750% due 04/15/07)                          1,000,000    1,056,250
Nextel Communications, Inc.
(0.000% due 09/15/07)                           1,500,000      945,000
Talton Holdings Inc. Sr. Notes
(11.000% due 06/30/07)                          1,000,000    1,085,000
                                                           -----------
                                                             6,405,201
                                                           -----------
Total Corporate Bonds and Notes
 (cost $46,701,161)                                         49,644,459
                                                           -----------
COMMON STOCKS -  .03%

ENERGY - .03%
Pioneer Natural Resources                             916       26,507
                                                           -----------
Total Common Stocks (cost $ 24,339)                             26,507
                                                           -----------

WARRANTS AND RIGHTS - 0.00%

RETAIL-FOOD - 0.00%
Great American Cookie Warrants                         90          900
                                                           -----------
TECHNOLOGY - .00%
Terex Corporation Appreciation Rights               4,000           40
                                                           -----------
Total Warrants and rights(cost $ 28,050)                           940
                                                           -----------
PREFERRED STOCKS - .90%

PACKAGING - .90%
Earthshell Container Corporation Series A
Cumulative Senior Convertible 8% <FN1>                500      900,000
                                                           -----------
Total Preferred Stocks (cost $500,000)                         900,000
                                                           -----------

SHORT-TERM INVESTMENTS - 3.36%

VARIABLE RATE DEMAND NOTES <FN2> - 3.36%
American Family (5.639% due 01/01/98)             716,797      716,797
General Mills (5.327 due 01/01/98)                714,307      714,307
Johnson Controls Inc.
(5.327% due 01/01/98)                             706,000      706,000
Pitney Bowes Credit Corp.
(5.327% due 01/01/98)                             186,000      186,000
Sara Lee (5.322% due 01/01/98)                    407,506      407,506
Warner Lambert  (5.489% due 01/01/98)             440,230      440,230
Wisconsin Electric (5.487 due 01/01/98)           186,285      186,285
                                                           -----------
Total Short-Term Investments
 (cost  $3,357,125)                                          3,357,125
                                                           -----------
TOTAL INVESTMENTS - 98.35%
 (cost $94,380,244)<3>
 .                                                           98,239,839
                                                          ------------
OTHER ASSETS AND LIABILITIES - 1.65%                         1,652,257
                                                          ------------
TOTAL NET ASSETS - 100%                                    $99,892,096
                                                          ============

* Non-Income Producing

<FN1>   144A- Privately placed security traded among qualified institutional buyers.
<FN2>   Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1997. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1997.
<FN3>   Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997, for financial reporting purposes was $4,636,466 and $776,871.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS


S&P 500 INDEX PORTFOLIO

DECEMBER 31, 1997

COMMON STOCKS - 91.40%
                                              SHARES      VALUE
                                              ------      -----
BANKING & FINANCIAL SERVICE - 15.35%
Aetna Life & Casualty Company                 $  867      $    61,178
Ahmanson (H. F.) & Company                       700           46,856
Allstate Corporation                           3,100          281,713
American Express Company                       3,300          294,525
American General Corporation                   1,300           70,281
American International Group                   4,850          527,438
Aon Corporation                                1,500           87,938
Banc One Corporation                           4,290          233,001
Bank of New York Incorporated                  2,300          132,969
BankAmerica Corporation                        4,800          350,400
Bank of Boston Corporation                       900           84,544
Bankers Trust New York Corporation               500           56,219
Barnett Banks, Incorporated                    1,300           93,438
Beneficial Corporation                           500           41,563
Charles Schwab Corporation                     2,250           94,359
Chase Manhattan Corporation                    2,712          296,964
Chubb Group                                    1,100           83,188
CIGNA Corporation                                500           86,531
Citicorp                                       2,300          290,806
Comerica, Incorporated                           700           63,175
Conseco, Inc.                                  1,700           77,244
CoreStates Financial Corporation               1,400          112,088
Equifax, Incorporated                          1,300           46,069
Fannie Mae                                     7,400          422,263
Federal Home Loan Mortgage Corporation         4,800          201,300
Fifth Third Bancorp                            1,300          106,275
First Chicago NBD Corporation                  2,200          183,700
First Union Corporation                        3,400          174,250
Fleet Financial Group, Incorporated            1,600          119,900
General Re Corporation                           500          106,000
Golden West Financial                            500           48,906
Green Tree Financial Corporation                 800           20,950
Hartford Financial Services Group                600           56,138
Household International, Incorporated            600           76,538
Huntington Bancshares                          1,600           57,600
Jefferson-Pilot Corporation                      700           54,513
Keycorp   1,400   99,138
Lincoln National Corporation                     600           46,875
Loews Corporation                                800           84,900
Marsh & McLennan Companies, Incorporated       1,000           74,563
MBIA Incorporated                              1,000           66,813
MBNA Corporation                               3,562           97,287
Mellon Bank Corporation                        1,600           97,000
Merrill Lynch & Company, Incorporated          2,000          145,875
MGIC Investment                                1,000           66,500
Morgan (J. P.) & Company                       1,200          135,450
Morgan Stanley Group Incorporated              4,185          247,438
National City Corporation                      1,400           92,050
NationsBank Corporation                        3,044          185,113
Norwest Corporation                            4,600          177,675
PNC Bank Corp.                                 2,100          119,831
Progressive Corporation                          600           71,925
Providian Financial Corporation                  800           36,150
Republic New York Corporation                    400           45,675
SAFECO Corporation                               800           39,000
State Street Corporation                       1,300           75,644
St. Paul Companies                               700           57,444
SunAmerica                                     1,500           64,125
SunTrust Banks, Incorporated                   1,500          107,063
Torchmark Corp                                 1,200           50,475
Transamerica Corporation                         500           53,250
Travelers Group, Incorporated                  7,985          430,192
UNUM Corporation                               1,200           65,250
U.S. Bancorp                                   1,579          176,749
Wachovia Corporation                           1,000           81,125
Washington Mutual, Incorporated                1,920          122,520
Wells Fargo & Company                            533           80,920
                                                          -----------
                                                            8,534,835
                                                          -----------
CAPITAL GOODS - 5.64%
AMP, Incorporated                              1,500           63,000
Avery Dennision Company                        1,100           49,225
Browning-Ferris Industries                     1,300           48,100
Case Corporation                                 600           36,263
Caterpillar, Incorporated                      2,700          131,119
Cooper Industries, Incorporated                  900           44,100
Corning Inc.                                   1,400           51,975
Deere & Company                                1,500           87,469
Dover Corporation                              1,600           57,800
Eaton Corporation                                500           44,625
Emerson Electric Company                       3,300          186,244
Foster Wheeler Corporation                       400           10,825
General Electric Company                      23,200        1,702,300
Illinois Tool Works, Incorporated              1,600           96,200
Ingersoll-Rand Company                           900           36,450
Johnson Controls                                 800           38,200
PACCAR, Incorporated                             400           21,000
Parker-Hannifin Corporation                    1,050           48,169
Raychem Corporation                              800           34,450
Tenneco, Incorporated                          1,200           47,400
Thermo Electron Corporated*                    1,300           57,850
Tyco International Limited                     3,600          162,225
Waste Management Incorporated                  2,900           79,750
                                                          -----------
                                                            3,134,739
                                                          -----------
CONSUMER CYCLICAL - 8.38%
American Greetings Company Class A               600           23,475
AutoZone Incorporated*                         1,300           37,700
Black & Decker Corporation                       500           19,531
Block, H&R Inc.                                  700           31,369
Brunswick Corporation                            700           21,215
Chrysler Corporation                           4,800          168,900
Cognizant Corporation                          1,000           44,563
Costco Companies Incorporated*                 1,800           80,325
Dana Corporation                               1,000           47,500
Dayton Hudson Corporation                      1,400           94,500
Dillard's Incorporated Class A                 1,100           38,775
Dow Jones, & Company, Incorporated               700           37,581
Dun & Bradstreet Corporation                   1,200           37,125
Eastman Kodak Company                          2,400          145,950
Federated Department Stores Incorporated*      1,300           55,981
Ford Motor Company                             8,000          389,500
Gannett Company, Incorporated                  2,200          135,988
Gap (The), Incorporated                        2,400           85,050
General Motors Corporation                     5,200          315,250
Genuine Parts Company                          1,950           66,178
Goodyear Tire & Rubber Company                 1,100           69,988
Harrah's Enterainment Incorporated*              700           13,213
Hilton Hotels Corporation                      1,700           50,575
Home Depot, Incorporated                       5,200          306,150
International Flavors
& Fragrance, Incorporated                        700           36,050
ITT Corporation                                  700           58,013
ITT Industries Incorporated                    1,100           34,513
Kmart Corporation*                             2,900           33,531
Knight-Ridder Incorporated                       800           41,600
Lowe's Companies                               1,000           47,688
Liz Claiborne, Incorporated                      700           29,269
Marriott International, Inc.                     900           62,325
Masco Corporation                              1,200           61,050
Mattel, Incorporated                           1,850           68,913
May Department Stores Company                  1,600           84,300
McGraw-Hill Companies, Incorporated              800           59,200
Mirage Resorts Incorporated                    1,600           36,400
New York Times, Company Class A                  800           52,900
NIKE, Incorporated Class B                     1,700           66,725
Nordstrom Incorporated                           700           42,263
Owens Corning Fiberglass Corporation             400           13,650
Penney, (J.C.) Company, Incorporated           1,900          114,594
Reebok International Limited*                    400           11,525
Sears, Roebuck & Company                       2,800          126,700
Sherwin-Williams Company                       1,200           33,300
Tandy Corporation                              1,000           38,563
Limited (The), Incorporated                    1,790           45,645
TJX Companies Incorporated                     1,500           51,563
Toys "R" Us, Incorporated*                     1,700           53,444
Tribune Company                                1,000           62,250
TRW, Incorporated                                900           48,038
V.F. Corporation                               1,000           45,938
Wal-Mart Stores, Incorporated                 16,500          650,719
Whirlpool Corporation                            600           33,000
Woolworth Corporation*                         1,000           20,375
   Xerox Corporation                           2,400          177,150
                                                          -----------
                                                            4,657,576
                                                          -----------
CONSUMER NON-DURABLE - 24.22%
Abbott Laboratories                            5,500          360,594
Albertson's Incorporated                       1,600           75,800
American Home Products Corporation             4,500          344,250
American Stores Company                        1,800           37,013
Amgen, Inc.                                    1,600           86,600
Anheuser-Busch Companies, Incorporated         3,500          154,000
Archer-Daniels-Midland Company                 3,669           79,571
Automatic Data Processing, Incorporated        1,900          116,613
Avon Products, Incorporated                      800           49,100
Baxter International Incorporated              1,700           85,742
Becton, Dickinson Company                        900           45,000
Bristol-Myers Squibb Company                   7,000          662,370
Boston Scientific Corporation*                 1,400           64,222
Campbell Soup Company                          3,300          191,800
Cardinal Health, Incorporated                  1,000           75,120
CBS Incorporated                               4,700          138,354
Cendant Corporation*                           4,472          153,740
Clorox Company                                   600           47,438
Coca-Cola Company                             17,700        1,179,261
Colgate-Palmolive Company                      1,600          117,600
Columbia/HCA Healthcare Corporation            3,950          117,019
Comcast Corporation Class A Special            2,300           72,594
ConAgra, Incorporated                          3,000           98,438
CPC International, Incorporated                  900           97,200
CVS Corporation                                1,400           89,688
Donnelly (R.R.) & Sons Company                 1,200           44,700
Fortune Brands, Inc.                           1,100           40,769
General Mills, Incorporated                    1,000           71,625
Gillette Company                               3,900          391,706
Guidant Corporation                            1,200           74,700
Heinz (H.J.) Company                           2,300          116,869
Hershey Foods Corporation                      1,100           68,131
Humana Incorporated*                           1,500           31,125
Interpublic Group Companies, Incorporated        900           44,831
Johnson & Johnson                              9,400          619,225
Kellogg Company                                2,400          119,100
King World Productions, Incorporated*            500           28,875
Kroger   Company*                              1,600           59,100
Lilly (Eli) & Company                          7,800          543,075
Mallincrokdt Group, Incorporated                 700           26,600
Manor Care, Inc.                                 500           17,500
McDonald's Corporation                         4,900          233,975
Medtronic, Incorporated                        2,800          146,475
Merck & Company, Incorporated                  8,700          924,375
Newell Company                                 1,300           55,250
PepsiCo, Inc.                                 10,900          397,169
Pfizer, Incorporated                           9,300          693,431
Pharmacia & Upjohn, Incorporated               3,600          131,850
Philip Morris Companies, Inc.                 17,100          774,844
Pioneer Hi-Bred International                    700           75,075
Procter & Gamble Company                       9,600          766,200
Quaker Oats Company                            1,300           68,575
Ralston-Ralston Purina Group                     600           55,763
Rite Aid Corporation                             900           52,819
Rubbermaid, Incorporated                       1,200           30,000
Sara Lee Corporation                           3,400          191,463
Schering-Plough Corporation                    5,200          323,050
Seagram Company, Limited                       2,200           71,088
St. Jude Medical*                                500           15,250
Sysco Corporation                              1,300           59,231
Tele-Communications, Incorporated*             2,000           55,875
Tenet Healthcare Corporation*                  1,900           62,938
Time Warner, Incorporated                      3,500          217,000
Tricon Global Restaurants*                     1,090           31,678
United HealthCare Corporation                  1,100           54,654
UST, Incorporated                              1,200           44,325
U.S. West Media Group*                         3,700          106,838
Viacom, Incorporated - Class B*                1,700           70,442
Walgreen Company                               2,800           87,850
Walt Disney Company, The                       4,819          477,381
Warner-Lambert Company                         1,900          235,600
Wendy's International                            800           19,250
Winn-Dixie Stores Incorporated                   900           39,319
Wrigley, (Wm.) Jr. Company                       700           55,694
                                                          -----------
                                                           13,461,785
                                                          -----------
ENERGY - 8.29%
Amerada Hess Corporation                         600           32,925
Amoco Corporation                              3,600          306,450
Anadarko Petroleum Corporation                   600           36,413
Ashland Inc.                                     800           42,950
Atlantic Richfield                             2,400          192,300
Baker-Hughes Incorporated                      1,500           65,438
Burlington Resources, Incorporated               900           40,331
Chevron Corporation                            4,700          361,900
Columbia Gas System, Incorporated                400           31,425
Dresser Industries, Incorporated               1,400           58,713
Enron Corporation                              2,200           91,438
Exxon Corporation                             17,900        1,095,256
Halliburton Company                            1,800           93,488
Kerr-McGee Corporation                           400           25,325
Mobil Corporation                              5,800          418,688
Occidental Petroleum                           2,000           58,625
Pennzoil Company                                 400           26,725
Phillips Petroleum Company                     1,600           77,800
Royal Dutch Petroleum Company  ADR            15,300          829,069
Schlumberger Limited                           3,600          289,800
Sun Company, Incorporated                        800           33,650
Texaco, Incorporated                           4,000          217,500
Union Pacific Resources Group                  1,592           38,606
Unocal Corporation                             1,400           54,338
USX-Marathon Group                             1,800           60,750
Western Atlas Incorporated*                      400           29,600
                                                          -----------
                                                            4,609,503
                                                          -----------

MANUFACTURING - 7.88%
Air Products & Chemicals, Incorporated           700           57,575
Alcan Aluminum Limited                         1,900           52,488
Allegheny Teledyne, Incorporated                 800           20,700
Allied Signal Incorporated                     3,600          140,175
Aluminum Company of America                    1,400           98,525
Applied Materials Incorporated*                2,600           78,325
Barrick Gold Corporation                       2,200           40,975
Bemis Company                                    400           17,625
Bethlehem Steel Corporation*                     800            6,900
Boeing Company                                 7,144          349,609
Centex Corporation                               100            6,294
Champion International Corporation               800           36,250
Crown Cork & Seal Company, Incorporated          800           40,100
Dow Chemical Company                           2,000          203,000
DuPont (E.I.) De Nemours & Company             8,000          480,500
Eastman Chemical Company                         600           35,738
Englehard Corporation                            800           13,900
Fluor Corporation                                700           26,163
Fort James Corporation                         1,600           61,200
Freeport-McMoRan Copper                          800           12,600
General Dynamics Corporation                     600           51,863
Georgia-Pacific Corp.                            800           48,600
Grace, (W.R.) & Company                          500           40,219
Great Lakes Chemical Corporation                 600           26,925
Hercules, Incorporated                           700           35,044
Honeywell, Incorporated                          900           61,650
Inco, Limited                                  1,300           22,100
International Paper Company                    1,800           77,625
Kimberly-Clark Corporation                     3,900          192,319
Laidlaw Incorporated                           1,900           25,888
Lockheed Martin Corporation                    1,400          137,900
Louisiana-Pacific Corporation                    900           17,100
Mead Corporation                                 800           22,400
Minnesota Mining & Manufacturing Company       3,000          246,188
Monsanto Company                               4,200          176,400
Morton International, Incorporated             1,000           34,375
Nalco Chemical Company                           600           23,738
Newmont Mining Corporation                     2,100           61,688
Northrop Grumman Corporation                     600           69,000
Nucor Corporation                                700           33,819
Owens-Illinois, Incorporated*                  1,200           45,525
Phelps Dodge Corporation                         600           37,350
Pitney-Bowes Incorporated                      1,000           89,938
Placer Dome, Incorporated                      1,400           17,763
PPG Industries, Incorporated                   1,200           68,550
Praxair Incorporated                           1,000           45,000
Reynolds Metals Company                          500           30,000
Rockwell International Corporation             1,300           67,925
Rohm & Haas Company                              400           38,300
Solutia Incorporated                             840           22,418
Temple-Inland Inc.                               500           26,156
Textron Incorporated                           1,200           75,000
The Stanley Works                                800           37,750
Unilever (N.V.) ADR                            4,400          274,725
Union Camp Corporation                           700           37,581
Union Carbide Corporation                        800           34,350
United Technologies Corporation                1,600          116,500
USX-U.S. Steel Group                             600           18,750
Weyerhaeuser Company                           1,400           68,688
Willamette Industries                          1,000           32,188
Worthington Industries, Incorporated             700           11,550
                                                          -----------
                                                            4,379,490
                                                          -----------
SERVICE - .14%
Ikon Office Solution                             800           22,500
Service Corporation International              1,500           55,406
                                                          -----------
                                                               77,906
                                                          -----------
TECHNOLOGY - 11.30%
3COM Corporation*                              2,600           90,838
Advanced Micro Devices, Incorporated*            900           16,144
Andrew Corporation                               600           14,400
Bay Networks Inc.*                             1,700           43,456
Cabletron Systems, Incorporated*                 900           13,500
Cisco Systems Incorporated                     7,200          401,400
COMPAQ Computers Corporation                   4,970          280,494
Computer Associates International              3,900          206,213
Computer Sciences Corporation*                   500           41,750
Dell Computer Corporation*                     2,400          201,600
Digital Equipment Corporation*                 1,000           37,000
EMC Corporation Massachusetts*                 4,200          115,238
First Data Corporation                         2,700           78,975
Grainger (W.W.), Incorporated                    500           48,594
Hewlett-Packard Company                        7,500          468,750
Intel Corporation                             11,700          821,925
International Business Machines Corporation    7,100          742,394
LSI Logic Corporation*                           800           15,800
Lucent Technologies                            4,585          366,227
Micron Technology Incorporated*                1,300           33,800
Microsoft Corporation*                         8,500        1,098,625
Motorola Incorporated                          4,200          239,663
National Semiconductor*                        1,200           31,125
Northern Telecom, Limited                      1,900          169,100
Novell, Incorporated*                          2,000           15,000
Oracle Systems Corporation*                    7,000          156,187
Parametric Tech Company*                       1,100           52,113
Perkin-Elmer Corporation                         300           21,319
Raytheon Company - Class B                     1,500           75,750
Scientfic-Atlanta Incorporated                   700           11,725
Seagate Technology, Incorporated*              1,500           28,875
Silicon Graphics Incorporated*                 1,200           14,925
Sun Microsystems, Incorporated*                2,700          107,663
Tektronix, Incorporated                          300           11,906
Tellabs, Incorporated*                         1,100           58,163
Texas Instruments, Incorporated                3,000          135,000
Unisys Corporation*                            1,200           16,650
                                                          -----------
                                                            6,282,287
                                                          -----------


TRANSPORTATION - 1.17%
AMR Corporation*                                 600           77,100
Burlington Northern Santa Fe Corporation       1,100          102,231
  Caliber System, Incorporated                   400           19,475
CSX Corporation                                1,600           86,400
Delta Air Lines                                  500           59,500
Federal Express Corp.*                           700           42,744
Norfolk Southern Corp.                         3,000           92,438
Ryder System Inc.                                700           22,925
Southwest Airlines Company                     1,500           36,938
Union Pacific Corporation                      1,800          112,388
                                                          -----------
                                                              652,139
                                                          -----------
UTILITY - 9.03%
AirTouch Communications, Incorporated          3,600          149,625
ALLTELL Corporation                            1,300           53,381
American Electric Power Company, Incorporated  1,600           82,600
Ameritech Corporation                          3,800          305,900
AT&T Corporation                              11,500          704,375
Baltimore Gas & Electric Company               1,100           37,469
Bell Atlantic Corporation                      5,496          500,136
BellSouth Corporation                          7,000          394,188
Carolina Power & Light Company                 1,200           50,925
Central & Southwest  Corporation               1,900           51,419
CINergy Corporation                            1,000           38,313
Coastal Corporation                              600           37,163
Consolidated Edison Co. of N.Y., Incorporated  1,400           57,400
Consolidated Natural Gas Company                 600           36,300
Dominion Resources                             1,400           59,588
Duke Power Company                             2,339          129,522
DTE Energy Company                             1,100           38,156
Edison International                           2,500           67,969
Entergy Corporation                            1,300           38,919
FPL Group Incorporated                         2,200          130,213
General Public Utilities Corporation             900           37,913
GTE Corporation                                6,100          318,725
Houston Industries, Incorporated               1,400           37,363
MCI Communications Corporation                 3,200          137,000
Niagara Mohawk Power Corporation*                800            8,400
Pacific Gas & Electric Company                 2,600           79,138
PacifiCorp                                     2,200           60,088
PECO Energy Company                            1,200           29,100
Public Service Enterprises Group,
 Incorporated                                  1,300           41,194
SBC Communications                             6,455          472,829
Sonat, Incorporated                              600           27,450
Southern Company                               5,100          131,963
Sprint Corporation*                            2,000          117,250
Texas Utilities Company                        1,700           70,656
Unicom Corporation                             1,400           43,050
Union Electric Company                           900           38,925
U.S. West Communications Group                 3,400          153,425
Williams Cos.                                  2,100           59,588
WorldCom, Incorporated                         6,400          193,600
                                                          -----------
                                                            5,021,218
                                                          -----------
Total Common Stocks (cost $38,920,329)                     50,811,478
                                                          -----------

UNIT INVESTMENT TRUST - 4.90%

S & P 500 Depository Receipts                 28,100        2,727,138
                                                          -----------

Total Unit Investment Trust
 (cost $2,635,730)                                          2,727,138
                                                          -----------

SHORT-TERM INVESTMENTS - 3.87%
                                              PRINCIPAL   VALUE
                                              ---------   -----
U.S. Treasury Bill (5.010% due 03/19/98)      $1,780,000    1,760,507

Portico U.S. Federal Money Market Fund           388,596      388,596
                                                          -----------
Total Short-Term Investments
 (cost $2,149,103)                                          2,149,103
                                                          -----------
TOTAL INVESTMENTS - 100.17%
 (cost $43,705,162)<FN1>                                   55,687,719

OTHER ASSETS AND LIABILITIES - (.17%)                        (93,050)
                                                          -----------
TOTAL NET ASSETS - 100%                                   $55,594,669
                                                          ===========

*Non-income producing
(ADR) American Depository Receipt

<FN1>   Represents cost for Rederal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997, was $13,078,212 and $1,095,605 respectively.

<FN2> Securities with an aggregate market value of $1,713,425 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                                         Unrealized
                                     Unrealized         Appreciation/
Type                                 Contracts         (Depreciation)
Standard & Poor's 500 Index (03/98)      4               $31,100
Standard & Poor's 500 Index (03/98)      1                 5,650
Standard & Poor's 500 Index (03/98)      1                 3,900
Standard & Poor's 500 Index (03/98)      1                 6,800
                                                         $47,450
                                                         =======

The accompanying notes are an integral part of the financial statement.

CARILLON FUND, INC.
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio. The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index. The financial statements of the Micro-Cap Portfolio are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Portfolio, except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate provided at the close of the London market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Distributions -Distributions from net investment income in all Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Funds' accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts dominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. The fund does not isolate that portions of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

  (a)  for the Equity Portfolio - .65% of the first $50,000,000,
       .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current net asset value:

  (b)  for Capital Portfolio - .75% of the first $50,000,000,
       .65% of the next $100,000,000, and .50% of all
       over $150,000,000 of the current net asset value.

  (c)  for the Bond Portfolio - .50% of the first $50,000,000,
       .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current net asset value.

  (d) for the S&P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital , or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES AND FOREIGN CURRENCY CONTRACTS

S&P 500 Index Portfolio ("Index") may purchase futures contracts on the Standard & Poor's 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, Index agrees to receive from or pay to the broker an amount among equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poor's 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts.

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of securities for the year  ended
December 31, 1997 excluding short-term obligations, follow:

                                                                  S&P 500
                            Equity       Capital     Bond         Index
                            Portfolio    Portfolio   Portfolio    Portfolio
                            ------------ ----------- ------------ -----------
Total Cost
of Purchases of:
Common Stocks               $162,918,331 $42,264,597 $          0 $18,676,744
U.S. Government Securities      ----      18,655,608    7,189,738    ----
Corporate Bonds                 ----      12,634,953   95,814,662    ----
                            ------------ ----------- ------------ -----------
                            $165,918,331 $73,555,158 $103,004,400 $18,676,744
                            ============ =========== ============ ===========

Total Proceeds
from Sales of:
Common Stocks               $178,560,062 $48,660,638 $    515,027 $ 3,555,261
U.S. Government Securities      ----      20,622,525    9,513,172    ----
Corporate Bonds                 ----       4,910,848   85,986,934    ----
                            ------------ ----------- ------------ -----------
                            $178,560,062 $74,194,011 $ 96,015,133 $ 3,555,261
                            ============ =========== ============ ===========

Carillon Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.


                                              Equity Portfolio
                                           Year Ended December 31
                                --------------------------------------------
                                1997     1996     1995     1994     1993
                                -------- -------- -------- -------- --------
Net Asset Value,
Beginning of Year               $  19.45 $  16.54 $  14.30 $  14.58 $  13.74
                                -------- -------- -------- -------- --------
Investment Activities:
Net investment income                .23      .29      .24      .20      .16
Net realized and unrealized         3.23     3.61     3.36      .31     1.69
gains/(losses)                  -------- -------- -------- -------- --------
Total from
Investment Operations               3.46     3.90     3.60      .51     1.85
                                -------- -------- -------- -------- --------
Distributions:
Net investment income              (.27)    (.27)    (.23)    (.19)    (.16)
Net realized gains                (2.29)    (.72)   (1.13)    (.60)    (.85)
                                -------- -------- -------- -------- --------
Total Distributions               (2.56)    (.99)   (1.36)    (.79)   (1.01)
                                -------- -------- -------- -------- --------
Net Asset Value,
End of year                       $20.35   $19.45   $16.54   $14.30   $14.58
                                ======== ======== ======== ======== ========
Total Return                      20.56%   24.52%   26.96%    3.42%   14.11%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                  .62%     .64%     .66%     .69%     .70%

Ratio of Net Investment
Income to Average Net Assets       1.23%    1.66%    1.73%    1.45%   1.18%
Portfolio Turnover Rate           57.03%   52.53%   34.33%   40.33%   37.93%

Average Commission
 Rate Paid <FN1>                  $.0600   $.0628

Net Assets,
End of Year (000's)             $335,627 $288,124 $219,563 $157,696 $138,239

<FN1>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Carillon Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                             Capital Portfolio
                                           Year Ended December 31,
                                --------------------------------------------
                                1997     1996     1995     1994     1993
                                -------- -------- -------- -------- --------
Net Asset Value,
Beginning of year               $  14.95 $ 13.72  $  13.19 $  13.81 $  12.99
                                -------- -------- -------- -------- --------
Investment Activities:
Net investment income                .62      .63      .64     .52       .43
Net realized and unrealized          .37     1.36     1.15    (.39)     1.17
gains/(losses)                  -------- -------- -------- -------- --------
Total from
Investment Activities                .99     1.99     1.79      .13     1.60
                                -------- -------- -------- -------- --------
Distributions:
   Net investment income           (.66)    (.57)    (.64)    (.52)    (.42)
   Net realized gains             (1.18)    (.19)    (.62)    (.23)    (.36)
                                -------- -------- -------- -------- --------
Total Distributions               (1.84)    (.76)   (1.26)    (.75)    (.78)
                                -------- -------- -------- -------- --------
Net Asset Value,
   End of year                    $14.10   $14.95   $13.72   $13.19   $13.81
                                ======== ======== ======== ======== ========
Total Return                       7.40%   14.94%   14.28%     .94%   12.72%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                 .77%      .77%     .77%     .80%     .82%

Ratio of Net Investment
Income to Average Net Assets      4.22%     4.42%    4.99%    4.25%    3.31%

Portfolio Turnover Rate          60.84%    53.11%   43.83%   41.89%   32.42%

Average Commission
Rate Paid <FN1>                  $.0531    $.0615

Net Assets,
End of Year (000's)             $148,833 $159,294 $145,623 $119,263 $100,016

<FN1>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Carillon Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                Bond Portfolio
                                            Year Ended December 31,
                                --------------------------------------------
                                1997     1996     1995     1994     1993
                                -------- -------- -------- -------- --------
Net Asset Value,
Beginning of Year               $  10.91 $  11.07 $  10.04 $  11.30 $  10.91
                                -------- -------- -------- -------- --------
Investment Activities:
Net investment income                .78     .79       .88     .77       .73
Net realized and unrealized          .38    (.04)      .98    (.95)      .54
gains/(losses)                  -------- -------- -------- -------- --------
Total from
Investment Operations               1.16     .75      1.86    (.18)     1.27
                                -------- -------- -------- -------- --------
Distributions:
Net investment income              (.72)    (.87)    (.83)    (.78)    (.73)
In excess of
net investment income             ----      (.04)    ----     ----     ----
Net realized gains                 (.06)    ----     ----     (.30)    (.15)
                                -------- -------- -------- -------- --------
Total Distributions                (.78)    (.91)    (.83)   (1.08)    (.88)
                                -------- -------- -------- -------- --------
Net Asset Value,
   End of period                $  11.29 $  10.91 $  11.07 $  10.04 $  11.30
                                -------- -------- -------- -------- --------
Total Return                      11.02%    7.19%   19.03%  (1.63%)   11.94%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                  .60%     .62%     .65%     .68%     .66%

Ratio of Net Investment
Income to Average Net Assets       7.15%    7.24%    7.43%    7.21%    6.65%

Portfolio Turnover Rate          113.41%  202.44%  111.01%   70.27%   137.46%


Net Assets,
End of Year (000's)             $ 99,892 $ 85,634 $ 73,568 $ 55,929$ 54,128


Carillon Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                   S&P 500 INDEX PORTFOLIO
                                   Year Ended December 31,
                                     1997         1996<FN1>
                                     -------      -------
Net Asset Value,
Beginning of year                    $ 12.13      $ 10.00
                                     -------      -------
Investment Activities:
Net investment income                    .20          .20
Net realized and unrealized             3.72         2.12
gains/(losses)                       -------      -------
Total from Investment Activities        3.92         2.32
                                     -------      -------
Distributions:
Net investment income                   (.21)        (.19)
Net realized gains                      (.10)       ---
                                     -------      -------
Total Distributions                     (.31)        (.19)

Net Asset Value,
End of year                          $ 15.74      $ 12.13
                                     =======      =======
Total Return                           32.72%       23.37%

Ratios/Supplemental Data:
Ratio of Net Expenses to
Average Net Assets                       .50%         .59%<FN2>

Ratio of Net Investment
Income to Average Net Assets            1.48%        2.14%<FN2>

Portfolio Turnover Rate                 9.06%        1.09%

Average Commission Rate Paid <FN3>    $ .0453      $ .0601

Net Assets, End of Year (000's)      $55,595      $29,205

<FN1> The portfolio commenced operation on December 29, 1995.  The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<FN2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the six months ended December 31, 1996, had the Adviser not waived a portion of its fee.

<FN3> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.


Report of Independent Auditors

To the Board of Trustees and Shareholders of Carillon Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Carillon Fund, Inc., consisting of the Equity Portfolio, Capital Portfolio, Bond Portfolio and the S&P 500 Index Portfolio, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and December 31, 1996, respectively, and financial highlights for the periods ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights presented for periods prior to December 31, 1995 were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Dayton, Ohio
February 12, 1998





CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

COMMON STOCKS - 97.78%
                                               SHARES     VALUE
                                               ------     -----
BANKING & FINANCIAL SERVICE - 14.81%
Duff & Phelps Credit Rating Company              2,300    $   93,437
Fahnestock Viner Holdings Class-A                4,300        74,981
Jefferies Group, Incorporated                    2,200        90,062
Mid-Iowa Financial*                              7,700        88,550
Warren Bancorp, Incorporated*                    4,100        94,300
                                                          ----------
                                                             441,330
                                                          ----------
CAPITAL GOODS - 8.11%
Franklin Electric Company Incorporated*          1,400        89,950
Mitcham Industries ,Incorporated*                6,000        73,000
Petroleum Helicopters (non-voting)*              3,500        78,750
                                                          ----------
                                                             241,700
                                                          ----------
CONSUMER CYCLICAL - 20.67%
CPAC, Incorporated                               7,600        77,900
Maxwell Shoe Company Incorporated - A*           6,000        64,500
NCI Building Systems, Incorporated*              2,100        74,550
Quaker Fabric Corporation*                       4,000        78,500
Strattec Security Corporation*                   3,200        81,600
Supreme International Corporation*               6,900        86,250
Winsloew Furniture, Incorporated*                5,400        78,300
World of Science, Incorporated*                 17,000        74,375
                                                          ----------
                                                             615,975
                                                          ----------
CONSUMER NON-DURABLE - 17.94%
Complete Management Incorporated*                4,800        67,200
Mesa Laboratories, Incorporated*                11,000        74,250
Nam Tai Electronics, Incorporated*               4,700        70,206
Norland Medical Systems, Incorporated*          10,500        78,750
Orthofix International N.V.                      6,300        74,025
Schlotzsky's, Incorporated*                      4,500        65,813
Young Innovations, Incorporated*                 5,800       104,400
                                                          ----------
                                                             534,644
                                                          ----------
ENERGY - 8.14%
Callon Petroleum Company*                        4,300        70,009
Domain Energy Corporation*                       4,600        72,450
OYO Geospace Corporation*                        5,300       100,038
                                                          ----------
                                                             242,497
                                                          ----------
MANUFACTURING - 16.23%
Cannondale Corporation*                          3,800    $   82,650
Fibermark, Incorporated*                         4,100        88,150
Northwest Pipe Company*                          3,600        86,400
NS Group, Incorporated*                          3,400        58,225
Omniquip International, Incorporated             4,400        87,725
York Group, Incorporated                         3,300        80,438
                                                          ----------
                                                             483,588
                                                          ----------
TECHNOLOGY - 9.34%
DRS Technologies, Incorporated*                  6,700        98,825
Vertex Communications Corporation*               3,300        79,613
Vtech Holdings Limited Sponsored ADR             3,400       100,267
                                                          ----------
                                                             278,705
                                                          ----------
TRANSPORTATION - 2.54%
MTL Incorporated*                                3,000        75,750
                                                          ----------

Total Common Stocks (cost $ 2,930,045)                     2,914,189
                                                          ----------
SHORT-TERM INVESTMENTS - 3.64%
                                               PRINCIPAL  VALUE
                                               ---------  ----------
VARIABLE RATE DEMAND NOTES <F1>- 3.64%
Johnson Controls (5.327% due 01/01/98)         $  37,511  $   37,511
Pitney Bowes (5.327% due 01/01/98)                26,926      26,926
Sara Lee (5.322% due 01/01/98)                    30,000      30,000
Warner Lambert (5.489 due 01/01/98)               14,022      14,022
                                                          ----------
Total Short-Term Investments
(cost $108,459)                                              108,459
                                                          ----------
TOTAL INVESTMENTS - 101.42%
(cost $3,038,504) <F2>                                     3,022,648

OTHER ASSETS AND LIABILITIES - (1.42%)                       (42,258)
                                                          ----------
TOTAL NET ASSETS - 100%                                   $2,980,390
                                                          ==========
_________
*Non-income producing
 (ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates.
The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1997.
<F2>  Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997 was $134,760 and $(150,616), respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997
ASSETS
Investment in securities, at value -
(Amortized cost $3,038,504)                    $ 3,022,648

Receivables:
Interest & dividends                                 1,022
Expense reimbursement
from Carillon Advisers, Inc.                         6,489
                                               -----------
                                                 3,030,159
                                               -----------
LIABILITIES
Payables:
Investment Securities purchased                     36,750
Accrued expenses and other                          13,019
                                               -----------
                                                    49,769
                                               -----------
NET ASSETS
Paid-in capital                                  2,996,246
Net unrealized depreciation on investments         (15,856)
                                               -----------
                                               $ 2,980,390
                                               ===========
Shares authorized ($.10 par value)              20,000,000
Shares outstanding                                 300,000
Net asset value, offering
and redemption price per share                 $      9.93

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MIRCO-CAP PORTFOLIO
STATEMENT OF OPERATIONS

                                               For the Period
                                               From November 24, 1997
                                                to December 31, 1997
                                               ----------------------
INVESTMENT INCOME:
Interest                                       $  2,417
Dividends                                           304
                                               --------
                                                  2,721
                                               --------
EXPENSES:
Investment advisory fee                           3,237
Professional fees                                 8,216
Portfolio accounting fees                         2,505
Director's fees                                     540
Custodial fees and expenses                         573
Other                                             1,130
                                               --------
                                                 16,201
Less expenses reimbursed by the advisor          (9,726)
                                               --------
                                                  6,475
                                               --------
NET INVESTMENT LOSS                              (3,754)
                                               --------

NET CHANGE IN UNREALIZED
DEPRECIATION ON INVESTMENTS                     (15,856)
                                               --------
NET DECREASE IN NET ASSETS FROM OPERATIONS     $(19,610)
                                               ========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                               For the Period
                                               From November 24, 1997
                                               to December 31, 1997
OPERATIONS:
Net investment loss                            $   (3,754)
Net change in unrealized depreciation
 on investments                                   (15,856)
                                               ----------
                                                (19,610)
                                               ----------
FUND SHARE TRANSACTIONS-
Proceeds from shares sold                       3,000,000
                                               ----------

NET INCREASE IN NET ASSETS                      2,980,390
                                               ----------
NET ASSETS:
Beginning of period                                  ----
                                               ----------
End of period                                  $2,980,390
                                               ==========

FUND SHARE TRANSACTIONS-
Sold                                              300,000
                                               ==========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Micro-Cap Portfolio (Micro-Cap) of Carillon Fund, Inc. (the
Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio. Micro-Cap seeks long-term appreciation by investing primarily in the common stocks of domestic companies with smaller market capitalization. The financial statements of the Equity, Bond, Capital and S&P 500 Index Portfolios are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is Micro-Cap's intent to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Distributions - Distributions from net investment income are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Fund's accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts dominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate reported at the close of the London market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - Micro-Cap pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of 1.0% of net assets.

The Adviser has agreed to limit expenses of the Fund to 2% of the average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .10% of the Fund's average net assets. The fee is borne by the Adviser not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FORWARD CURRENCY CONTRACTS

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Micro-Cap has purchased $2,930,045 and had no sales of securities for the period ended December 31, 1997, excluding short-term obligations.

                 CARILLON FUND, INC.
                 MICRO-CAP PORTFOLIO
            NOTES TO FINANCIAL STATEMENTS

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                               For the Period
                                               From November 24, 1997
                                               to December 31, 1997
                                               ----------------------
                                               1997
                                               ----
Net Asset Value,
Beginning of Year                              $   10.00

Investment Activities:
Net investment income (loss)                        (.01)
Net realized and unrealized                         (.06)
     gains/(losses)                            ---------
Total from Investment Operations                    (.07)
                                               ---------
Distributions:
Net investment income                               ----
Net realized gains                                  ----

Total Distributions                                 ----
                                               ----------
Net Asset Value,
End of Year                                        $ 9.93
                                               ----------
Total Return                                        (0.7%)

Ratios/Supplemental Data:
Ratio of Net Expenses to
Average Net Assets                                 2.00% <F1>

Ratio of Net Investment loss
 to Average Net Assets                            (1.16%) <F1>

Portfolio Turnover Rate                             ----

Average Commission Rate Paid <F2>              $   .0600

Net Assets, End of Year (000's)
                                               $   2,980

<F1>  The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 3.00% for the period ended December 31, 1997, had the Adviser not reimbursed expenses. These ratios are annualized.

<F2>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.



Independent Auditors' Report


To the Board of Trustees and Shareholders of Micro-Cap Portfolio

We have audited the accompanying statement of assets and liabilities of the Micro-Cap Portfolio of Carillon Fund, Inc. (the "Fund"), as of December 31, 1997, the related statement of operations, and the statement of changes in net assets for the period from November 24, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Micro-Cap
Portfolio, as of December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
Dayton, Ohio
February 12, 1998